UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

AUGUST 5, 2010

Dear Stockholder:

Two separate special meetings (each, a “Meeting,” and together, the “Meetings”) of the stockholders of each of the investment companies listed above, each a Maryland corporation (each, a “Fund” and, collectively, the “Funds”), will be held at the offices of IQ Investment Advisors LLC, 4 World Financial Center, New York, New York 10080, on September 8, 2010, to vote on the proposals described in the enclosed combined proxy statement for each Meeting. The first Meeting for the Funds will be held at 9:00 a.m. (Eastern time) and the second Meeting for the Funds will be held at 9:30 a.m. (Eastern time).

IQ Investment Advisors LLC (“IQ Advisors”), the investment adviser to each Fund, has determined to discontinue the portion of its business involving the provision of investment management services to registered investment companies, such as the Funds. In order to continue the management of the Funds without interruption and to effect an orderly transition of its role as investment adviser to the Funds, IQ Advisors recommended that the Boards of Directors (collectively, the “Board”) of the Funds consider Nuveen Asset Management (“Nuveen”) as a candidate to assume the role of investment adviser to the Funds. Nuveen is a well-recognized adviser of closed-end funds and it and its affiliate currently serve as the subadviser to several of the Funds.

The Board, IQ Advisors and Nuveen believe that the transition may benefit each Fund’s stockholders in a number of ways, including, among other things: the potential for lower investment management fees as assets increase as a result of management fee breakpoints, expanded marketing efforts and affiliation with a well-recognized closed-end fund sponsor.

At the first Meeting, stockholders of each Fund are being asked to approve for the Fund a new investment management agreement and, for certain Funds, a new investment subadvisory agreement. As discussed in the enclosed combined proxy statement, the Board has approved, and recommends that stockholders approve, an investment management agreement between each Fund and Nuveen (each, a “New Management Agreement”). The Board has also approved, and recommends that stockholders approve, a subadvisory agreement between Nuveen and each Fund’s current subadviser or, in the case of MLP & Strategic Equity Fund Inc., a subadvisory agreement between the Fund and the Fund’s current subadviser (each, a “New Subadvisory Agreement”). No subadvisory arrangement is proposed for Global Income & Currency Fund Inc. because Nuveen will manage the assets of the Fund directly and will not employ a subadviser for the Fund.

At the second Meeting, stockholders of each Fund are being asked to elect a new slate of directors (the “Director Nominees”) for the Fund. In connection with the decision of IQ Advisors to discontinue its registered fund advisory business and the selection of Nuveen as the adviser to the Funds, effective upon approval by a Fund’s stockholders of the Fund’s New Management Agreement and, if applicable, New Subadvisory Agreement, as well as the satisfaction or waiver of other conditions to Nuveen assuming the role of investment adviser to the Fund, each Fund’s Board has increased the size of the Board to nine directors and each of the Fund’s current directors will resign. Each Fund’s Board has nominated for election, and recommends the election of, the Director Nominees to fill the vacancies resulting from such resignations and increase in the size of the Board. If a Fund’s stockholders do not approve the Fund’s New Management Agreement, and, if applicable, New Subadvisory Agreement, or if the other conditions to Nuveen assuming the role of investment adviser to the Fund are not satisfied or waived, the Fund’s current directors will continue to serve as its directors until the Fund’s next annual meeting of stockholders and until their successors are duly elected and qualify and the size of the Board will not change. Each of the Director Nominees currently serves as a director or trustee of various registered investment companies sponsored by Nuveen.

Each Fund’s current investment management agreement with IQ Advisors (each, a “Current Management Agreement”) and each Fund’s current investment subadvisory agreement (each, a “Current Subadvisory Agreement”) will be terminated effective upon the approval of the New Management Agreement and, if applicable, New Subadvisory Agreement, and the election of the Director Nominees for that Fund, as well as the satisfaction or waiver of other conditions to Nuveen assuming the role of investment adviser to the Fund.

A New Management Agreement for a Fund will be effective only upon stockholder approval of the New Management Agreement and, if applicable, the New Subadvisory Agreement for the Fund, and the election of the Director Nominees for that Fund, as well as the satisfaction or waiver of other conditions to Nuveen assuming the role of investment adviser to the Fund. A New Subadvisory Agreement for a Fund will be effective only upon stockholder approval of the New Subadvisory Agreement, the effectiveness of the New Management Agreement and the election of the Director Nominees for that Fund, as well as the satisfaction or waiver of other conditions to Nuveen assuming the role of investment adviser to the Fund. Likewise, the election of the Director Nominees for a Fund is contingent upon stockholder approval of the New Management Agreement and, if applicable, the New Subadvisory Agreement for the Fund, as well as the satisfaction or waiver of other conditions to Nuveen assuming the role of investment adviser to the Fund. Each of these proposals is discussed in greater detail in the enclosed combined proxy statement, which we encourage you to review in its entirety.

The Board of each Fund recommends that you vote FOR the proposals to approve the New Management Agreement and, if applicable, New Subadvisory Agreement for your Fund and FOR each of the Director Nominees.

The enclosed proxies are being solicited on behalf of the Board of each Fund. You are cordially invited to attend the Meetings for any Fund in which you own shares as of the record date. Stockholders of record are requested to complete, date and sign the enclosed proxy card(s) and return it promptly in the envelope provided for this purpose or authorize a proxy by telephone or Internet by following the instructions printed on the enclosed proxy card(s). If you have been provided with the opportunity on your voting instruction form to provide voting instructions and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Meetings, via telephone or the Internet, please take advantage of these prompt and efficient voting options.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-866-586-0636.

Sincerely,

Colleen R. Rusch

Secretary

Important Information to Help You Understand and Vote on the Proposals

While we strongly encourage you to read the full text of the enclosed combined proxy statement, we are also providing you with a brief overview of the subjects of the requested stockholder vote. Your vote is important.

Questions and Answers

Q.	What am I being asked to vote on in this combined proxy statement?

A.	You are being asked to consider and vote on the following proposals at each Meeting:

At the first special meeting (“Meeting #1”), stockholders of each Fund are being asked to consider and vote on the following proposals for their Fund:

1.	For each Fund, to approve a new investment management agreement (each, a “New Management Agreement” and together, the “New Management Agreements”) between the Fund and Nuveen Asset Management (“Nuveen”).

2.	For each Fund except Global Income & Currency Fund Inc., to approve a new investment subadvisory agreement (each, a “New Subadvisory Agreement” and together, the “New Subadvisory Agreements”) between Nuveen and the Fund’s current subadviser or, for MLP & Strategic Equity Fund Inc., between the Fund and the Fund’s current subadviser.

At the second special meeting (“Meeting #2”), stockholders of each Fund are being asked to vote on the following proposal with respect to their Fund:

1.	For each Fund, to elect nine directors to the Board of Directors of the Fund, to serve, upon the effectiveness of the New Management Agreement, until the next annual meeting of the Fund’s stockholders and until their successors have been duly elected and qualify or until their earlier death, resignation or removal.

The Board of Directors of each Fund (collectively, the “Board”) has unanimously approved, and recommends that you approve, each proposal and the election of each nominee named in the enclosed combined proxy statement.

Q.	Who are the current investment adviser and subadviser to each Fund and who will be the investment adviser and subadviser if the necessary proposals at Meeting #1 and Meeting #2 are approved and the required conditions are satisfied or waived?

A.

Fund	Current Adviser	New Adviser	Current Subadviser	New Subadviser
Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30”)	IQ Investment Advisors LLC	Nuveen Asset Management	Nuveen HydePark Group, LLC	Nuveen HydePark Group, LLC
Global Income & Currency Fund Inc. (“Global Income”)	IQ Investment Advisors LLC	Nuveen Asset Management	Nuveen Asset Management	N/A

i

NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”)	IQ Investment Advisors LLC	Nuveen Asset Management	Nuveen HydePark Group, LLC	Nuveen HydePark Group, LLC
Dow 30 SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”)	IQ Investment Advisors LLC	Nuveen Asset Management	Nuveen HydePark Group, LLC	Nuveen HydePark Group, LLC
MLP & Strategic Equity Fund Inc. (“MLP Fund”)	IQ Investment Advisors LLC	Nuveen Asset Management	Fiduciary Asset Management, LLC	Fiduciary Asset Management, LLC

Q.	Why am I being asked to vote on a New Management Agreement and New Subadvisory Agreement (if applicable) for my Fund?

A.	In seeking to continue the management of the Funds without interruption and to effect an orderly transition to a new investment adviser to the Funds, the Board has approved, and recommends that stockholders of each Fund approve, a New Management Agreement and a New Subadvisory Agreement, if applicable.

Q.	How does the Board suggest I vote in connection with the New Management Agreements and the New Subadvisory Agreements?

A.	The Board, all of whom are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Funds (the “Independent Directors”), unanimously recommends that you vote “FOR” the approval of the New Management Agreements and the New Subadvisory Agreements.

Q.	How does the proposed New Management Agreement differ from my Fund’s Current Management Agreement?

A.	The terms of the New Management Agreements are similar to those of the current investment management agreements between IQ Investment Advisors LLC (“IQ Advisors”) and each Fund (the “Current Management Agreements”) but there are some important differences. In particular, the fee rates payable to Nuveen under the New Management Agreements are subject to breakpoints which reduce management fee rates for each Fund as the assets of the Fund and assets of funds in the Nuveen registered fund complex increase. In addition, Nuveen has agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) with respect to each Fund so that each Fund’s total operating expense ratio will not exceed the operating expense ratio for its 2009 fiscal year. A comparison of certain provisions of the New Management Agreements and the Current Management Agreements is included in the enclosed combined proxy statement and forms of the New Management Agreements are included as exhibits.

Q.	How does the proposed New Subadvisory Agreement differ from my Fund’s Current Subadvisory Agreement?

A.	The terms of the New Subadvisory Agreement are similar to those of the current investment subadvisory agreements between IQ Advisors and each subadviser (the “Current Subadvisory Agreements”) but there are some important differences. The fee rates payable by Nuveen or the Fund, as applicable, to each subadviser under the New Subadvisory Agreements, however, are identical to those payable by IQ Advisors under each Current Subadvisory Agreement. No subadvisory arrangement is proposed for Global Income because Nuveen, the Fund’s current subadviser, will manage the assets of the Fund directly and will not employ a subadviser to the Fund. Nuveen has informed the Board that it has named Mr. Steven Lee, Ms. Naomi Lynch and Mr. William Campbell as co-portfolio managers of Global Income with Mr. Andrew Stenwall.

Nuveen will not be a party to the New Subadvisory Agreement between MLP Fund and Fiduciary Asset Management, LLC (“FAMCO”). The New Subadvisory Agreement for MLP Fund provides that MLP Fund will pay the subadvisory fee directly to FAMCO (which will offset the advisory fee payable by the Fund to Nuveen).

A comparison of certain provisions of the New Subadvisory Agreements and the Current Subadvisory Agreements is included in the enclosed combined proxy statement and forms of the New Subadvisory Agreements are included as exhibits.

Q.	How will the transition to Nuveen affect me as a Fund stockholder?

A.	The Board, IQ Advisors and Nuveen believe that the transition may benefit each Fund’s stockholders in a number of ways, including, among other things: the potential for lower investment management fees as assets increase as a result of management fee breakpoints, expanded marketing efforts and affiliation with a well-recognized closed-end fund sponsor.

The investment operations of your Fund, including its investment objective and investment strategies, will not change as a result of the transition. However, Nuveen has informed the Board that, should it assume the role of investment adviser to the Funds, it may consider recommending that the Board change the frequency of distributions of one or more Funds based on then-existing market conditions and other factors. If such a recommendation were made by Nuveen and approved by the Board, a Fund that historically paid dividends or distributions on a monthly basis, for example, may modify its distribution policy to make distributions on a quarterly basis.

Q.	What will happen if stockholders do not approve the New Management Agreements or the New Subadvisory Agreements?

A.	If the New Management Agreement or the New Subadvisory Agreement, if applicable, is not approved by stockholders of a Fund, that Fund’s Board will take such action as it deems to be in the best interest of that Fund and its stockholders, which may include further solicitation of stockholder approval of the New Management Agreement and the New Subadvisory Agreement of the Fund or other actions deemed appropriate by the Board.

Q.	Who are the nominees for election to the Board of Directors at Meeting #2?

A.	The nominees are: John P. Amboian, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth. Each nominee currently serves as a director of other closed-end and open-end funds sponsored by Nuveen. Biographical information for the nominees is included in the enclosed combined proxy statement under Proposal 1 of Meeting #2 and the relevant exhibits.

Q.	How does the Board recommend that I vote in connection with the election of the nominees?

A.	The Board unanimously recommends that you vote FOR the election of the nominees listed in the enclosed combined proxy statement.

Q.	What will happen if stockholders do not vote for the election of the nominees listed in the enclosed combined proxy statement?

A.	If the nominees are not elected to the Board of a Fund, the appointment of Nuveen as investment adviser will not take effect and the Fund’s current directors will continue to serve as its directors until the Fund’s next annual meeting of stockholders and until their successors are duly elected and qualify.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to help ensure that the proposals can be acted upon. The Board encourages all stockholders to participate in the governance of their Fund(s).

Q.	Are the Funds paying for preparation, printing and mailing of these proxy materials?

A.	No. The expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notice and the combined proxy statement will not be borne by any Fund. IQ Advisors and Nuveen will share any costs associated with the preparation, printing and mailing of the combined proxy statement, solicitation of proxy votes and the costs of holding the Meetings, although IQ Advisors and Nuveen have agreed that Nuveen’s portion of these costs will not exceed $650,000.

Q.	Whom do I call if I have questions?

A.	If you need assistance, or have questions regarding the proposals or how to authorize a proxy to vote on your behalf, please call our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-866-586-0636.

Q.	How do I vote my shares?

A.	For your convenience, if you are a stockholder of record of your Fund’s shares, there are several ways you can authorize a proxy to vote on your behalf at the Meetings:

By Mail: You may authorize a proxy by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date a proxy card but give no voting instructions, your votes will be cast “FOR” the proposals or nominees provided on the proxy card.

By Telephone: You may authorize a proxy by telephone by calling the number on your proxy card(s). To authorize a proxy in this manner, you will need the “control” number that appears on your proxy card(s).

Via the Internet: You may authorize a proxy via the Internet by accessing the website address printed on the enclosed proxy card(s). To authorize a proxy in this manner, you will need the “control” number that appears on your proxy card(s).

If you hold shares of your Fund through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or nominee in order to ensure that your votes are cast at the Meetings. If you do not submit voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may not be permitted to vote your shares on the proposals to be considered at the Meetings.

If you are a stockholder of record of your Fund’s shares, you may attend the Meetings and vote in person. If you hold your Fund’s shares through a broker, bank or other nominee and you want to vote in person at the Meetings, you must obtain a legal proxy from the record holder of your shares and present it at the Meetings.

Q.	Will the proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), contact me?

A.	You may receive a call from Broadridge to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to authorize a proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF EACH FUND VOTE “FOR” EACH OF THE PROPOSALS.

It is important that you authorize a proxy promptly.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 8, 2010

TO THE STOCKHOLDERS OF

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

NOTICE IS HEREBY GIVEN that a first special meeting of stockholders (“Meeting #1”) of each of the above listed investment companies, each a Maryland corporation (each, a “Fund”), will be held at the offices of IQ Investment Advisors LLC, 4 World Financial Center, New York, New York 10080 on September 8, 2010 at 9:00 a.m. (Eastern time) to consider and vote on the following proposals:

(1) For each Fund, to approve a new investment management agreement between the Fund and Nuveen Asset Management; and

(2) For each Fund except Global Income & Currency Fund Inc., to approve a new investment subadvisory agreement between Nuveen Asset Management and the Fund’s current subadviser or, for MLP & Strategic Equity Fund Inc., between the Fund and the Fund’s current subadviser.

Each Fund’s Board of Directors has fixed the close of business on July 19, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at Meeting #1 or any adjournment or postponement thereof.

You are cordially invited to attend Meeting #1. Stockholders are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for this purpose or authorize a proxy by telephone or Internet by following the instructions printed on the enclosed proxy card(s). If you have been provided with the opportunity on your voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at Meeting #1, via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-866-586-0636.

By Order of the Boards of Directors,

COLLEEN R. RUSCH
Secretary
Dow 30SM Premium & Dividend Income Fund Inc.
Global Income & Currency Fund Inc.
NASDAQ Premium Income & Growth Fund Inc.
New York, New York	Dow 30SM Enhanced Premium & Income Fund Inc.
Dated: August 5, 2010	MLP & Strategic Equity Fund Inc.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 8, 2010

TO THE STOCKHOLDERS OF

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

NOTICE IS HEREBY GIVEN that a second special meeting of stockholders (“Meeting #2”) of each of the above listed investment companies, each a Maryland corporation (each, a “Fund”), will be held at the offices of IQ Investment Advisors LLC, 4 World Financial Center, New York, New York 10080 on September 8, 2010 at 9:30 a.m. (Eastern time) for the following purpose:

(1) For each Fund, to elect nine directors to the Board of Directors of the Fund to serve if proposals to approve a new investment management agreement between the Fund and Nuveen Asset Management (“Nuveen”) and, for each Fund other than Global Income & Currency Fund Inc., a new subadvisory agreement with the Fund’s current subadviser, are approved by the Fund’s stockholders at a separate special meeting of the Fund’s stockholders and the other conditions to Nuveen assuming the role of investment adviser to the Fund are satisfied or waived, for a term to extend until the next annual meeting of the Fund’s stockholders and until their successors have been duly elected and qualify or until their earlier death, resignation or removal.

Each Fund’s Board of Directors has fixed the close of business on July 19, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at Meeting #2 or any adjournment or postponement thereof.

You are cordially invited to attend Meeting #2. Stockholders are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for this purpose or authorize a proxy by telephone or Internet by following the instructions printed on the enclosed proxy card(s). If you have been provided with the opportunity on your voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at Meeting #2, via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-866-586-0636.

By Order of the Boards of Directors,

COLLEEN R. RUSCH
Secretary
Dow 30SM Premium & Dividend Income Fund Inc.
Global Income & Currency Fund Inc.
NASDAQ Premium Income & Growth Fund Inc.
New York, New York	Dow 30SM Enhanced Premium & Income Fund Inc.
Dated: August 5, 2010	MLP & Strategic Equity Fund Inc.

COMBINED PROXY STATEMENT

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

SPECIAL MEETINGS OF STOCKHOLDERS

SEPTEMBER 8, 2010

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (collectively, the “Board”) of each of Dow 30SM Premium & Dividend Income Fund Inc. (“Dow 30”), Global Income & Currency Fund Inc. (“Global Income”), NASDAQ Premium Income & Growth Fund Inc. (“NASDAQ Premium”), Dow 30SM Enhanced Premium & Income Fund Inc. (“Dow 30 Enhanced”) and MLP & Strategic Equity Fund Inc. (“MLP Fund”), each a Maryland corporation (each, a “Fund” and collectively, the “Funds”), to be voted at two separate special meetings of stockholders of each Fund (each, a “Meeting” and together, the “Meetings”), to be held at the offices of IQ Investment Advisors LLC (“IQ Advisors”), 4 World Financial Center, New York, New York 10080, on September 8, 2010. The first Meeting (“Meeting #1”) will be held at 9:00 a.m. (Eastern time) and the second Meeting (“Meeting #2”) will be held at 9:30 a.m. (Eastern time). This Combined Proxy Statement and the accompanying materials are being mailed to stockholders on or about August 9, 2010.

Please see Exhibits A - O to this Combined Proxy Statement for certain information relating to each Fund.

All properly executed proxies received prior to a Meeting will be voted at the applicable Meeting in accordance with the instructions marked thereon or as otherwise provided. Unless instructions to the contrary are marked, properly executed proxies will be voted at Meeting #1 “For” the approval of the applicable New Management Agreement (as defined below) and “For” the approval of the applicable New Subadvisory Agreement (as defined below). Unless instructions to the contrary are marked, properly executed proxies will be voted at Meeting #2 “For” election of the Director Nominees (as defined below). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above, by executing and delivering a later-dated proxy or by voting in person at the applicable Meeting. Stockholders do not have dissenter’s rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meetings.

The Board has fixed the close of business on July 19, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at each Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares indicated in Exhibit A. Stockholders who beneficially own more than five percent of a Fund’s outstanding shares as of the Record Date are listed in Exhibit M under “Stock Ownership of Certain Beneficial Owners.”

Under Maryland law and the Funds’ Bylaws, the only matters that may be acted on at a special meeting of stockholders are those matters stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposals to approve the New Management Agreements and the New Subadvisory Agreements at Meeting #1 or the election of directors at Meeting #2, no business may properly come before either of the Meetings. If any such procedural matter is properly presented at a Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their discretion.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

The following chart specifies the Funds whose stockholders will be entitled to vote at a Meeting on each of the proposals being presented for stockholder consideration. The proposals are set forth in each Notice of Special Meeting of Stockholders and are discussed in detail in this Combined Proxy Statement.

MEETING #1

BACKGROUND

Transition to New Investment Adviser

IQ Advisors, the investment adviser to each Fund, has determined to discontinue the portion of its business involving the provision of investment management services to registered investment companies, such as the Funds. In light of this decision, IQ Advisors reviewed different options for the ongoing management of the Funds and, at the request of the Board, evaluated several investment advisers as potential managers to the Funds. Upon careful review, IQ Advisors recommended that the Board consider Nuveen Asset Management (“Nuveen”) as a candidate to assume the role of investment adviser to each of the Funds. Nuveen is a well-recognized adviser of closed-end funds and it or its affiliate currently serve as the subadviser to several of the Funds.

The Board, IQ Advisors and Nuveen believe that if Nuveen is approved as a Fund’s investment adviser, the transition may benefit each Fund’s stockholders in a number of ways, including, among other things:

•

The Potential to Benefit from Investment Management Fee Breakpoints that are included in the proposed New Management Agreements with Nuveen. A Fund’s stockholders could benefit from management fee savings over time due to breakpoints in the Fund’s fee rates, which reduce rates as the assets of the Fund and the assets in Nuveen’s registered fund complex increase. Additionally, Nuveen has agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) with respect to each Fund so that each Fund’s total operating expense ratio will not exceed the operating expense ratio for the Fund’s 2009 fiscal year.

•

Expanded Marketing Efforts from on-going product promotion and marketing activities as part of Nuveen’s closed-end fund market support program as well as Nuveen’s financial advisor and shareholder service platform.

•	An Affiliation with a Well-Recognized Closed-End Fund Sponsor.

The investment operations of each Fund, including its investment objective and investment strategies, are not expected to change as a result of the transition from IQ Advisors to Nuveen. However, Nuveen has informed the Board that, should it assume the role of investment adviser to the Funds, it may in the future consider recommending that the Board change the frequency of distributions of one or more Funds based on then-existing market conditions and other factors. If such a recommendation were made by Nuveen and approved by the Board, a Fund that historically paid dividends or distributions on a monthly basis, for example, may modify its distribution policy to make distributions on a quarterly basis.

The Board has approved, and recommends that stockholders approve, an investment management agreement between each Fund and Nuveen (each, a “New Management Agreement”). The Board has also approved for each Fund, except Global Income, and recommends that stockholders approve, a subadvisory agreement between Nuveen and each Fund’s current subadviser or, in the case of MLP Fund, a subadvisory agreement between the Fund and the Fund’s current subadviser (each, a “New Subadvisory Agreement”). No subadvisory arrangement is proposed for Global Income because Nuveen will manage the assets of the Fund directly and will not employ a subadviser for the Fund. Nuveen has informed the Board that it has named Mr. Steven Lee, Ms. Naomi Lynch and Mr. William Campbell as co-portfolio managers of Global Income with Mr. Andrew Stenwall.

Each Fund’s current investment management agreement with IQ Advisors (each, a “Current Management Agreement”) and each Fund’s current investment subadvisory agreement (each, a “Current Subadvisory Agreement”) will be terminated effective upon the Transition Date (as defined below) of a Fund.

Each Fund’s current investment adviser and subadviser is listed in the table below:

Fund	Current Adviser	Current Subadviser
Dow 30	IQ Investment Advisors LLC	Nuveen HydePark Group, LLC
Global Income	IQ Investment Advisors LLC	Nuveen Asset Management
NASDAQ Premium	IQ Investment Advisors LLC	Nuveen HydePark Group, LLC
Dow 30 Enhanced	IQ Investment Advisors LLC	Nuveen HydePark Group, LLC
MLP Fund	IQ Investment Advisors LLC	Fiduciary Asset Management, LLC

Upon the Transition Date of a Fund, the following investment adviser and subadvisers will manage each Fund’s assets:

Fund	New Adviser	New Subadviser
Dow 30	Nuveen Asset Management	Nuveen HydePark Group, LLC
Global Income	Nuveen Asset Management	N/A
NASDAQ Premium	Nuveen Asset Management	Nuveen HydePark Group, LLC
Dow 30 Enhanced	Nuveen Asset Management	Nuveen HydePark Group, LLC
MLP Fund	Nuveen Asset Management	Fiduciary Asset Management, LLC

Each of the proposals in this Combined Proxy Statement, if approved, will take effect on the Transition Date for the applicable Fund. The transition of advisory services to Nuveen for one Fund is not contingent on the transition of investment advisory services of any other Fund.

In connection with the evaluation by IQ Advisors of Nuveen as a potential new investment adviser to each Fund, the Board held a number of telephonic and in-person meetings for purposes of, among other things, considering whether it would be in the best interests of each Fund and its stockholders to approve the New Management Agreement and New Subadvisory Agreement, if applicable. In addition, in preparation for their consideration of the New Management Agreements and New Subadvisory Agreements, the Board requested and received a substantial amount of information from various sources about Nuveen, its proposal to manage the Funds, the potential impact on the Funds of a change in investment advisers, and other matters believed relevant to their deliberations.

At an in-person meeting held on June 18, 2010, for the reasons discussed below (see “Board Considerations in Approving the New Management Agreements” and “Board Considerations in Approving the New Subadvisory Agreements”), the Board, all of whom are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved each Fund’s New Management Agreement and New Subadvisory Agreement (if applicable) and unanimously recommended their approval by stockholders as being in the best interests of that Fund and its stockholders. The 1940 Act requires that each Fund’s New Management Agreement and New Subadvisory Agreement be approved by the Fund’s stockholders in order to become effective. In the event stockholders of a Fund do not approve the New Management Agreement or New Subadvisory Agreement, if applicable, the Board will take such action as it deems necessary and in the best interests of the Fund and its stockholders, which may include further solicitation of stockholders or other actions deemed appropriate by the Board.

Facilitation Agreement

IQ Advisors and Nuveen have entered into a Facilitation Agreement that provides for each party to take certain actions to facilitate the transition of investment advisory services from IQ Advisors to Nuveen. The Facilitation Agreement provides, among other things, that IQ Advisors and Nuveen will work together to seek the requisite approvals of stockholders and will attempt to continue a Fund’s existing contractual arrangements or enter into new arrangements on commercially reasonable terms for the provision of similar services (such as transfer agency, administration and custody services) as of the Transition Date. The Facilitation Agreement also provides for the transfer to Nuveen of Fund records and the records of IQ Advisors (to the extent they relate to the Funds) and for IQ Advisors to make its personnel available to Nuveen for a limited time to assist Nuveen with respect to certain Fund regulatory filings or regulatory inquiries if Nuveen becomes the investment adviser of the Fund.

IQ Advisors is not entitled to receive any compensation from Nuveen under the Facilitation Agreement or otherwise for its role in helping to facilitate Nuveen serving as the investment adviser to a Fund. The Facilitation Agreement provides that IQ Advisors and Nuveen will share any costs associated with the preparation, printing and mailing of this Combined Proxy Statement, solicitation of proxy votes and the costs of holding the Meetings. IQ Advisors and Nuveen have agreed that Nuveen’s portion of these costs will not exceed $650,000.

The transition of services from IQ Advisors to Nuveen with respect to a Fund will take effect only upon the satisfaction or waiver of certain conditions specified in the Facilitation Agreement, including, without limitation, approval of the New Management Agreement and, if applicable, New Subadvisory Agreement by the stockholders of the Fund, election of the Director Nominees (as defined below) as directors of the Fund, the effectiveness of the resignations of the current directors and officers of the Fund, the continuity or replacement of certain material contracts necessary to continue the operations of the Fund, and the absence of certain material adverse events. Nuveen’s assumption of the role of investment adviser to a Fund, following the satisfaction or waiver of these and other conditions stated in the Facilitation Agreement, is referred to herein as a “Transition Date.” The transition of advisory services to Nuveen with respect to one Fund is not contingent upon the transition of any other Fund.

The Funds are not parties to the Facilitation Agreement.

PROPOSAL 1. APPROVAL OF NEW MANAGEMENT AGREEMENTS

At Meeting #1, the stockholders of each Fund will be asked to approve a New Management Agreement for the Fund. A comparison of the proposed New Management Agreement and the Current Management Agreement is included below. A form of the New Management Agreement for each of Dow 30, Global Income, NASDAQ Premium and Dow 30 Enhanced is attached hereto as Exhibit H.1 and a form of the New Management Agreement for MLP Fund is attached hereto as Exhibit H.2. The date of the Current Management Agreement applicable to each Fund, the date on which it was last submitted for approval by stockholders and the date on which it was last approved by the Board are provided in Exhibit B. In addition, the table set forth in Exhibit F lists other funds registered under the 1940 Act advised by Nuveen with similar investment objectives and policies to the Fund(s), the managed assets of those funds and the management/subadvisory fee rates payable to Nuveen by those funds. The approval of one Fund’s New Management Agreement is not contingent upon the approval of any other Fund’s New Management Agreement. The effectiveness of a New Management Agreement, however, is contingent on stockholders approving the New Subadvisory Agreement, as applicable, and electing the Director Nominees (as defined below) for the Fund, as well as the satisfaction or waiver of the other conditions to Nuveen assuming the role of investment adviser to the Funds.

The New Management Agreements

The terms of the New Management Agreements are similar to those of the Current Management Agreements. The New Management Agreements are intended to standardize the terms of the Funds’ investment management agreements with the agreements currently used by many Nuveen closed-end funds. Despite the difference in contractual terms described, the services to be provided under the New Management Agreements are expected to be substantially similar to those provided under the Current Management Agreements. In addition, Nuveen provided information to the Board to support its intention that substantially the same nature and scope of advisory and management services will be provided to each Fund by Nuveen under the New Management Agreements.

One important difference between the Current Management Agreements and the New Management Agreements is that the fee rates payable to Nuveen by each Fund under the New Management Agreements are subject to breakpoints which reduce fee rates as the level of assets of the Fund and the assets in Nuveen’s registered fund complex increase. The maximum fee rates payable to Nuveen under the New Management Agreements are the same as the fee rates payable to IQ Advisors under the Current Management Agreements. In addition, Nuveen has agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) with respect to each Fund so that each Fund’s total operating expense ratio does not exceed such Fund’s total operating expense ratio for its 2009 fiscal year.

Comparison of the Current Management Agreements to the New Management Agreements

Set forth below is a general description of certain terms of the New Management Agreements and a general comparison of those terms to the terms of the Current Management Agreements. The following discussion of the similarities and differences between the New Management Agreements and the Current Management Agreements is qualified in its entirety by reference to the actual terms of the New Management Agreements included in Exhibits H.1 and H.2. You are encouraged to review Exhibits H.1 and H.2 for the complete terms of the New Management Agreements.

Investment Advisory Services. The investment advisory services to be provided by Nuveen to the Funds under the New Management Agreements generally are similar to the services provided by IQ Advisors to the Funds under the Current Management Agreements. The Current Management Agreements provide that, subject to the supervision of the Board, IQ Advisors will conduct a continual program of investment, evaluation, sale, and reinvestment of each Fund’s assets and will provide certain general management and administrative services to the Funds. The New Management Agreements similarly provide that, subject to the supervision of the Board, Nuveen will manage the investment and reinvestment of the assets of the Funds and will administer the Fund’s affairs to the extent requested by the Board. Additionally, both the Current Management Agreements and the New Management Agreements require the adviser to provide each Fund with office space, facilities and equipment, provide bookkeeping and recordkeeping services, and provide the Funds with necessary personnel.

The Current Management Agreements describe with greater specificity the duties of IQ Advisors in providing investment advisory, management and administrative services to the Funds. The Current Management Agreements specifically authorize IQ Advisors to obtain and evaluate market research pertaining to securities purchased or considered for purchase by the Funds; to make investment decisions for the Funds; to place purchase and sale orders and manage uninvested cash for the Funds; arrange for pricing of securities; act as a Fund’s agent to execute account agreements, contracts and other documents in connection with management of the Fund’s assets; to employ portfolio managers; and to make decisions with respect to a Fund’s use of borrowing for leverage or other investment purposes. It is expected that Nuveen will perform many of these services pursuant to the New Management Agreements; however, Nuveen’s duties are not described in the New Management Agreements with the same level of specificity that is used in the Current Management Agreements.

The Current Management Agreements also describe with greater specificity IQ Advisors’ duties regarding the placement of portfolio transactions. Under each Current Management Agreement, IQ Advisors is responsible for placing orders for the purchase or sale of securities or other investments with brokers or dealers selected by IQ Advisors. In placing orders with brokers or dealers, IQ Advisors is subject to Board supervision and is directed to obtain the best execution and price within Board guidelines. Consistent with this obligation, the Current Management Agreements provide that IQ Advisors may select brokers on the basis of the research and other services they provide to a Fund. Furthermore, under the Current Management Agreements, IQ Advisors must report all soft dollar arrangements, if any, to the Board at least once a year. The Current Management Agreements authorize IQ Advisors to aggregate Fund purchase and sale orders with similar orders for other clients that IQ Advisors manages. The Current Management Agreements also allow IQ Advisors or any of its affiliates to act as broker for the Funds, subject to Board guidelines and the securities laws. The New Management Agreements authorize Nuveen to select brokers and place orders for securities and also require Nuveen to make certain periodic reports to the Board, but do not contain the same degree of specificity as the Current Management Agreements.

Fees. Under the Current Management Agreements, each Fund has agreed to pay IQ Advisors a monthly fee at the annual rate shown in the table below of the aggregate of the average daily value of the Fund’s net assets plus the proceeds of any borrowings used for leverage purposes. Average daily net asset means the average daily value of total assets, including amounts from leverage and any proceeds from the issuance of preferred stock minus accrued liabilities, any accrued and unpaid interest on outstanding borrowings and accumulated dividends on shares of outstanding preferred stock, if any.

Fund	Management Fee Rate
Dow 30	0.90%
Global Income	0.90%
NASDAQ Premium	0.90%
Dow 30 Enhanced	0.90%
MLP Fund	1.12%

As noted above, the proposed maximum fee rates under the New Management Agreements are identical to the fee rates payable to IQ Advisors under the Current Management Agreements with respect to each Fund. Under the New Management Agreements, however, each Fund will pay Nuveen, at the end of each calendar month, an investment management fee at a rate equal to the sum of a fund-level fee rate and a complex-level fee rate. Because Nuveen is not a party to the New Subadvisory Agreement between MLP Fund and Fiduciary Asset

Management, LLC (“FAMCO”), the New Management Agreement for MLP Fund provides that the fee payable by MLP Fund to Nuveen shall be reduced by the amount of any fees paid by the Fund to FAMCO.

The fund-level fee rate for each Fund is computed by applying the following annual rate to the average total daily managed assets of the Fund (generally speaking, “managed assets” means the total assets of the Fund minus accrued liabilities other than liabilities expressly incurred to create effective leverage):

	Dow 30	Global Income	NASDAQ Premium	Dow 30 Enhanced	MLP Fund
For the first $500 million	0.7000%	0.7000%	0.7000%	0.7000%	0.9200%
For the next $500 million	0.6750%	0.6750%	0.6750%	0.6750%	0.8950%
For the next $500 million	0.6500%	0.6500%	0.6500%	0.6500%	0.8700%
For the next $500 million	0.6250%	0.6250%	0.6250%	0.6250%	0.8450%
Over $2 billion	0.6000%	0.6000%	0.6000%	0.6000%	0.8200%

The complex-level fee rate under the New Management Agreements generally is calculated by reference to the managed assets of all Nuveen branded closed-end and open-end registered funds organized in the United States, pursuant to the following schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

As illustrated in the tables above, the New Management Agreements include breakpoints in both the fund-level fee rate and the complex-level fee rate. The Current Management Agreements, by contrast, do not include breakpoints. Additionally, because the maximum combined fund-level fee rate and complex-level fee rate is equal to the fee rate charged under the Current Management Agreements, each Fund’s effective fee rate under the New Management Agreements will be equal to or less than the rate paid under the Current Management Agreements.

Payment of Expenses. The Current Management Agreements generally provide that IQ Advisors will (i) provide the staff and personnel necessary to perform its obligations under the Current Management Agreements, assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide pursuant to the contract; and (ii) pay, or cause its affiliates to pay, compensation of all officers and directors of the Fund who are affiliated persons of the adviser. The New Management Agreements also generally provide that Nuveen will be responsible for furnishing, at its expense, office space, facilities and equipment and providing officers and employees to carry out its duties under the New Management Agreements.

Limitation on Liability. The Current Management Agreement provides that the adviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering services under the Current Management Agreement. Both the New Management Agreements and the Current Management Agreements generally provide that the adviser will not be liable for losses except for losses resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its duties and obligations under the agreement.

Term, Continuance and Termination. The Current Management Agreements provide that, unless earlier terminated, they will remain in effect for two years from their effective date. The New Management Agreements provide that, unless earlier terminated, they will remain in effect until August 1, 2012. Thereafter, each agreement provides it will remain in effect from year to year, but only so long as such continuation is specifically approved in the manner required by the 1940 Act. Additionally, as required by law, each New Management Agreement and each Current Management Agreement provides that it will terminate automatically in the event of its assignment. Both the New Management Agreements and the Current Management Agreements also provide that they may be terminated at any time, without payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund upon sixty (60) days’ written notice to the adviser with respect to any Fund, or by the adviser with respect to any Fund upon sixty (60) days’ written notice to the Fund. The Current Management Agreements also contain a provision regarding amendments. Each Current Management Agreement may be amended by the parties only if it is specifically approved by a majority of the Fund’s Directors who are not “interested persons” under the 1940 Act and, if required by applicable law, a majority of the outstanding shares of the Fund. Although not specified in the agreement, under applicable law, the New Management Agreements would also be subject to the provisions of the 1940 Act with respect to amendments.

Certain Other Differences. The Current Management Agreements each contain a provision relating to the ability of IQ Advisors to employ and retain a subadviser to perform some or all of the advisory services. While the New Management Agreements do not explicitly contain any similar provision, they do not prohibit the retention of a subadviser. IQ Advisors currently retains a subadviser to perform subadvisory services with respect to each Fund. Nuveen expects to maintain the same subadvisory relationships currently in place for each Fund, except for Global Income for which Nuveen currently serves as the subadviser and intends to manage directly pursuant to a New Management Agreement.

The Current Management Agreements contain representations and covenants of the Funds and IQ Advisors that are not in the New Management Agreements. Under the Current Management Agreements, IQ Advisors generally represents and covenants that (a) it is duly organized and validly existing, (b) it may enter into the agreement, (c) it is not prohibited by certain securities laws from performing the services contemplated, (d) it has met, and will continue to seek to meet, applicable regulatory requirements in order to perform the services contemplated, (e) it is registered as an investment adviser under applicable securities laws, (f) it has provided the Fund with its Form ADV, (g) it will carry out its responsibilities in accordance with applicable law, Fund investment objectives and policies and any Board policies, and (h) it is not the subject of any FINRA or federal or state regulatory proceedings.

Information about Nuveen

Nuveen is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”) located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Investments is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). MLPF&S is an affiliate of IQ Advisors, and it and other subsidiaries of Merrill Lynch & Co., Inc. have since been acquired by Bank of America Corporation. Nuveen had approximately $78.4 billion of assets under management as of March 31, 2010.

On July 29, 2010, Nuveen Investments announced a transaction that provides for U.S. Bancorp to receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. If the transaction closes as anticipated, FAF Advisors, which manages approximately $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with Nuveen. The transaction is expected to close later this year, subject to customary conditions. Nuveen does not expect its anticipated acquisition of FAF Advisors to have any adverse impact on its management of the Funds, whether or not the acquisition is completed as proposed.

The principal business address of Nuveen, and each director and/or principal executive officer of Nuveen, is 333 West Wacker Drive, Chicago, IL 60606. The names and principal occupations of the directors and/or officers of Nuveen are set forth in Exhibit E.

Board Considerations in Approving the New Management Agreements

The New Management Agreements were approved by the Board on behalf of each Fund after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Board authorized the submission of the New Management Agreement for consideration by each Fund’s stockholders in this Combined Proxy Statement.

At an in-person Board meeting held on June 18, 2010, the members of the Board, all of whom are Independent Directors, approved each Fund’s New Management Agreement between Nuveen and the Fund.

The Approval Process. At telephonic and in-person meetings held in April, May and June of this year, the Board discussed the possible transition of services from IQ Advisors to Nuveen and information regarding the services to be provided by Nuveen under the proposed New Management Agreements for the Funds. During these meetings, the Board discussed aspects of the proposal with senior Nuveen representatives and independent board members of funds in the Nuveen registered fund complex.

In preparation for their consideration of the New Management Agreements, the Board received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to Nuveen and IQ Advisors, a significant amount of information covering a range of issues and received, in response to their additional requests, further information in advance of and at the June 18, 2010 in-person Board meeting. To assist the Board in its consideration of the New Management Agreements, Nuveen provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition. In addition, the Board consulted with its independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering whether to approve the New Management Agreement with respect to each Fund, the Board reviewed materials from counsel to the Funds and from Nuveen and IQ Advisors and its affiliates, including: (i) information concerning the services rendered to the Funds by IQ Advisors and its affiliates and information concerning the services to be rendered to the Funds by Nuveen and its affiliates; (ii) a report by management regarding the due diligence IQ Advisors and its affiliates conducted on Nuveen; (iii) information regarding the sharing of potential economies of scale; (iv) a memorandum outlining the legal duties of the Board under the 1940 Act; and (v) information from Lipper, Inc. (“Lipper”) comparing each Fund’s fee rate for advisory and administrative services to those of other closed-end funds selected by Lipper.

In connection with the Board’s review of the New Management Agreements, the Board considered, among other things, the following information:

•	the reputation, financial strength and resources of Nuveen Investments and its investment advisory subsidiaries, including Nuveen;

•	that Nuveen or its affiliates have managed the portfolios of four of the Funds, and provided other services to them, since inception;

•

that Nuveen represented that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their stockholders by Nuveen, including portfolio management and compliance services;

•

that Fund stockholders could benefit from management fee savings over time due to breakpoints in the Funds’ fee schedules, which reduce management fee rates as the assets of a Fund and other funds in the Nuveen registered fund complex increase;

•

that Nuveen has agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) with respect to each Fund so that each Fund’s total operating expense ratio will not exceed the operating expense ratio for its 2009 fiscal year;

•	that the Funds will have access to expanded support from on-going product promotion and marketing activities as part of Nuveen’s closed-end fund secondary market program; and

•

that Nuveen and IQ Advisors have agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Management Agreements and related agreements and all costs of seeking stockholder approval of the New Management Agreements.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Directors, all of whom are Independent Directors, concluded that the terms of the New Management Agreements are appropriate, that the fee rates to be paid are reasonable in light of the services to be provided to each Fund, and that the New Management Agreements should be approved and recommended to Fund stockholders. In voting to approve the New Management Agreement in respect of each Fund, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by Nuveen and its affiliates — In connection with their consideration of the New Management Agreements, the Board considered representations by Nuveen that there would be no diminution in the scope of services required of or provided by Nuveen under the New Management Agreement for each Fund as compared to the scope of services provided by IQ Advisors under the Current Management Agreement. In reviewing the scope of these services at the May and June 2010 Board meetings, the Board considered Nuveen’s investment philosophy and experience, noting that Nuveen is a well-recognized closed-end fund sponsor. The Board also considered Nuveen’s investment processes and strategies, matters related to Nuveen’s portfolio transaction policies and procedures, and Nuveen’s compliance program and its compliance record with respect to the Funds for which it or its affiliate serves as subadviser. The Board noted representations by Nuveen that it reports to its funds’ boards of directors about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the boards, and has made appropriate officers available as needed to provide further assistance with these matters. The Board noted that it expects that Nuveen will make these reports and have these discussions with respect to the Funds if it were to assume management of the Funds. The Board also reviewed information regarding Nuveen sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Board noted that, except for the Nuveen-sponsored closed-end funds identified to the Board, Nuveen does not operate or manage any other accounts that are similar to the Funds. In addition to the investment management services to be provided to the Funds, the Board, at the June 18, 2010 Board meeting, considered that Nuveen also will provide certain non-management services to the Funds (such as marketing services and assistance in meeting legal and regulatory requirements) and other services necessary for the operation of the Funds.

In connection with the investment management services to be provided under the New Management Agreements, the Board took into account detailed discussions with representatives of Nuveen at the April and May 2010 Board meetings regarding the management of each Fund.

The Board noted the representations of IQ Advisors and Nuveen that the transition was not expected to have any adverse effect on the operations of the Funds. The Board also considered that the Funds and their stockholders may benefit from association with Nuveen, a well-recognized closed-end fund sponsor, and Nuveen’s closed-end fund market support program as well as Nuveen’s financial advisor and shareholder service platform. The Board discussed Nuveen’s current financial condition and ownership structure.

Based on the discussions held and the materials presented at the April, May and June 2010 Board meetings, the Board determined that the nature, extent and quality of the services to be provided by Nuveen under the New Management Agreements was comparable to the services provided by IQ Advisors under the Current Management Agreements and that the Board expects that the quality of such services will continue to be appropriate.

Investment performance of each Fund and Nuveen — The Board considered that if Nuveen is approved as the investment adviser to a Fund, the investment operations of the Fund were expected to continue to be conducted by the same portfolio management teams as are currently in place. The Board also noted that the investment operations of each Fund, including its investment objective and investment strategies, are not expected to change as a result of the transition from IQ Advisors to Nuveen.

The Board considered the investment strategies used by each Fund. The Board also considered the innovative nature of each Fund. The Board, taking into account information it received regarding Nuveen-sponsored closed-end funds with similar investment objectives and strategies, noted the specialized nature of each Fund’s investment strategy and the inherent limitations in comparing a Fund’s investment performance to that of another investment company. The Board reviewed each Fund’s investment performance and compared such performance to the performance of a relevant reference index. The Board discussed the degree to which each Fund was achieving its investment objective. In particular, the Board noted that the Funds generally performed as expected. As a result of their discussions and review, the Board concluded that each Fund’s performance was satisfactory.

The Board considered the history, experience, resources and strengths of Nuveen and its affiliates in managing its own closed-end fund complex and noted the historical performance of Nuveen or its affiliate as a subadviser to certain Funds. The Board noted that Nuveen’s experience in managing its existing closed-end funds would translate to its management role for the Funds. The Board further noted that Nuveen is well positioned to assume management of the Funds given its current and historical relationship with four of the Funds.

Cost of services provided and profits to be realized by Nuveen and its affiliates from the relationship with each Fund — The Board discussed the potential for Nuveen to realize a profit from management of the Funds based on the proposed fees payable to Nuveen and its affiliates, and other sources of potential revenue and expense to Nuveen and its affiliates from the Funds’ operations. The Board also discussed with Fund management and representatives of Nuveen the potential ancillary benefits Nuveen might receive by managing the Funds. The Board reviewed information regarding potential economies of scale (as discussed below). It was noted that it was not possible to accurately predict the degree of profitability Nuveen might gain from its relationship with the Funds. The Board also noted that the new directors will be in a better position to evaluate the benefits Nuveen will receive from association with the Funds following the Transition Date.

In evaluating the costs of the services to be provided by Nuveen under the New Management Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of Nuveen serving as investment adviser to each Fund. The Board noted that the New Management Agreements are similar to the Current Management Agreements. The Board also considered that the maximum fee rate payable to Nuveen under the New Management Agreements would be the same or lower than the fee rate payable to IQ Advisors under the Current Management Agreements. In addition, the Board further noted that Nuveen has agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) with respect to each Fund so that each

Fund’s total operating expense ratio does not exceed such Fund’s total operating expense ratio for its 2009 fiscal year.

The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from the Funds’ potential association with Nuveen’s large closed-end fund complex. The Board noted that the New Management Agreements provide for breakpoints in the Funds’ investment management fee rates as the assets of the Funds and the assets held by the funds in the Nuveen registered fund complex increase. The Board also noted that the Funds, as closed-end funds, generally do not gain additional assets through sales of Fund shares. The Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Management Agreements, reflected appropriate sharing of potential economies of scale with the Funds’ stockholders.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board considered representations by IQ Advisors and Nuveen that the maximum fee rate payable to Nuveen under the New Management Agreements would be the same or lower than the fee rate payable to IQ Advisors under the Current Management Agreements. In addition, the Board noted that Nuveen agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) with respect to each Fund so that each Fund’s total operating expense ratio does not exceed such Fund’s total operating expense ratio for its 2009 fiscal year. The Board also considered that the New Management Agreements contained breakpoints in the fee schedule, allowing for the possibility that the advisory fee rate paid by the Funds may decline in the future.

In considering the compensation to be paid to Nuveen, the Board referred to the materials presented and discussions held in connection with their considerations at the May 14, 2010 and June 18, 2010 Board meetings in connection with the New Management Agreements. The Board noted that in connection with such considerations it had received and reviewed a comparison of the fees paid under the New Management Agreements to the contracts of other investment advisers with respect to other closed-end investment companies. In particular, the Board noted that it evaluated each Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds selected by Lipper. The Board was provided information from Lipper that showed for each Fund, except MLP Fund, the maximum contractual management fee rate to be paid under its New Management Agreement is lower than the median contractual management fee rate charged by the Fund’s peers, as identified by Lipper. The Board also was provided information from Lipper that showed the maximum contractual management fee rate for MLP Fund under its New Management Agreement was two basis points above the median contractual management fee rate paid by peer funds identified by Lipper. The Board also reviewed information regarding Nuveen-sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Board reviewed information received from Nuveen regarding similar funds managed by Nuveen and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Funds.

Taking into account the totality of the information and materials provided to them at the May 14, 2010, June 18, 2010 and other prior meetings, the Board concluded that the management fee rates proposed under each New Management Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

Conclusion — The Board examined the totality of the information provided and did not identify any single factor discussed previously as controlling. After deliberating in executive session, the Board, which consists solely of Independent Directors, approved each New Management Agreement, concluding that the advisory fee rate was reasonable in relation to the services to be provided and that the New Management Agreement was in the best interests of the stockholders.

Stockholder Approval

To become effective, the 1940 Act requires that a New Management Agreement be approved by the vote of the lesser of (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

If approved by stockholders of a Fund, a New Management Agreement will take effect on the Transition Date with respect to that Fund and will expire on August 1, 2012, unless specifically continued in the manner required by the 1940 Act. A New Management Agreement that has been approved by a Fund’s stockholders will become effective only upon obtaining the approvals with respect to each matter contained in this Combined Proxy Statement, the election of the Director Nominees and the satisfaction or waiver of the other conditions to Nuveen assuming the role of investment adviser to the Fund.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

PROPOSAL 2. APPROVAL OF NEW SUBADVISORY AGREEMENTS

IQ Advisors has entered into the Current Subadvisory Agreements under which IQ Advisors has delegated certain of its investment advisory responsibilities to the subadvisers set forth below. Currently, each subadviser is responsible for implementing a Fund’s investment strategy and receives compensation for its services out of the investment management fee paid by each Fund to IQ Advisors and not from the Fund directly.

Fund	Current Subadviser
Dow 30	Nuveen HydePark Group, LLC
Global Income	Nuveen Asset Management
NASDAQ Premium	Nuveen HydePark Group, LLC
Dow 30 Enhanced	Nuveen HydePark Group, LLC
MLP Fund	Fiduciary Asset Management, LLC

At Meeting #1, in addition to approving a New Management Agreement, the stockholders of each Fund (except Global Income) will also be asked to approve a New Subadvisory Agreement between Nuveen and the Fund’s current subadviser or, for MLP Fund, between the Fund and Fiduciary Asset Management, LLC (“FAMCO”), the Fund’s current subadviser. Nuveen has informed the Board that it does not expect to enter into a subadvisory relationship for Global Income. The approval of one Fund’s New Subadvisory Agreement is not contingent upon the approval of any other Fund’s New Subadvisory Agreement. Each New Subadvisory Agreement, however, will take effect only upon the Transition Date with respect to that Fund.

Comparison of the Current Subadvisory Agreements to the New Subadvisory Agreements

Set forth below is a general description of certain terms of the New Subadvisory Agreements and a general comparison of those terms to the terms of the Current Subadvisory Agreements. The following discussion of the similarities and differences between the New Subadvisory Agreements and the Current Subadvisory Agreements is qualified in its entirety by reference to the actual terms of the New Subadvisory Agreements. A form of the New Subadvisory Agreement for each of Dow 30, NASDAQ Premium and Dow 30 Enhanced is attached hereto as Exhibit I.1 and a form of the New Subadvisory Agreement for MLP Fund is attached hereto as Exhibit I.2. The date of the Current Subadvisory Agreement applicable to each Fund, the date on which it was last submitted for approval by stockholders and the date on which it was last approved by the Board are provided in Exhibit B. In addition, the table set forth in Exhibit G lists other funds registered under the 1940 Act advised by each subadviser with similar investment objectives and policies to the Fund(s) they subadvise, the managed assets of those funds and the management/subadvisory fees that the subadviser received from those funds during the fiscal years ended on the dates noted.

Subadvisory Services. The subadvisory services to be provided by the subadviser under the New Subadvisory Agreements are expected to be substantially similar to the services provided by the subadviser under the Current Subadvisory Agreements. The Current Subadvisory Agreements provide that, subject to the supervision of the Board and IQ Advisors, the subadviser will conduct a continual program of investment, evaluation, sale, and reinvestment of the applicable Fund’s assets. The New Subadvisory Agreements similarly provide that, subject to the supervision of the Board and Nuveen, the subadviser will furnish an investment program and make investment decisions and place purchase and sale orders for the Fund’s portfolio.

Both the Current Subadvisory Agreements and the New Subadvisory Agreements contain similar provisions regarding the duties and obligations of the subadviser. Generally, under the Current Subadvisory Agreements, the subadviser has agreed that it will (a) maintain and preserve the books and records of Fund transactions; (b) comply with Board procedures and notify IQ Advisors of any material breach of Board procedures; (c) maintain and comply with a written code of ethics and have policies and procedures in place to prevent insider trading; and (d) manage each Fund’s assets consistent with the tax policies of the Fund and in accordance with the Fund’s investment objectives and policies and consistent with applicable securities laws. Similarly, under the New Subadvisory Agreements, each subadviser agrees that it will (a) maintain books and records of Fund securities transactions; (b) comply with the provisions of the Fund’s governing documents and make regular reports to Nuveen and the Board; (c) be subject to a written code of ethics; and (d) manage the Fund’s investment portfolio consistent with the investment objectives, policies and procedures of the Fund. The Current Subadvisory Agreements and New Subadvisory Agreements also contain generally similar provisions regarding the placement of orders, the selection of brokers and dealers, requirements regarding best execution and soft dollar arrangements.

Fees and Expenses. Under the Current Subadvisory Agreements, the subadviser receives a fee at an annual rate generally applied to the aggregate of the average daily value of the Fund’s net assets and the proceeds of any borrowings used for leverage purposes. The proposed fee rates under the New Subadvisory Agreements are identical to the fee rates payable to the subadviser under the Current Subadvisory Agreements with respect to all of the Funds as applied to average daily managed assets (generally speaking, “managed assets” means the total assets of the Fund minus accrued liabilities other than liabilities expressly incurred to create effective leverage). Because Nuveen will not be a party to the New Subadvisory Agreement between MLP Fund and FAMCO, MLP Fund will pay the subadvisory fee directly to FAMCO. The management fee paid by MLP Fund to Nuveen under the New Management Agreement, however, will be offset by the fee paid by MLP Fund to FAMCO under the New Subadvisory Agreement. The subadvisory fee rates payable under the New Subadvisory Agreements are shown in the table below.

Fund	Subadvisory Fee Rate
Dow 30	0.39%
NASDAQ Premium	0.39%
Dow 30 Enhanced	0.39%
MLP Fund	0.50%

Under the New Subadvisory Agreements, as is the case under the Current Subadvisory Agreements, each subadviser will be responsible for all expenses incurred by it in connection with the services it provides to a Fund. The Current Subadvisory Agreements, however, specifically enumerate certain expenses for which a Fund will be responsible.

Standard of Care, Limitation on Liability; Indemnification. The Current Subadvisory Agreements provide that the subadviser will exercise its best judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under the agreement. The New Subadvisory Agreements provide that the subadviser will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities. The Current Subadvisory Agreements and New Subadvisory Agreements each generally provide that the subadvisers will not be liable to the adviser for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the course of services rendered under the agreements, except for losses or liability arising out of a subadviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement. The Current Subadvisory Agreements, unlike the New Subadvisory Agreements, also require the subadviser to indemnify IQ Advisors for certain disabling conduct and for any material misstatements made in information supplied by the subadviser for use in the Fund’s registration statement, stockholder reports or other communications to investors. IQ Advisors is likewise required to indemnify the subadvisers in a similar manner under the Current Subadvisory Agreements.

Term, Continuance and Termination. The Current Subadvisory Agreements provide that, unless earlier terminated, they will remain in effect for two years from their effective date. The New Subadvisory Agreements provide that, unless earlier terminated, they will remain in effect until August 1, 2012. Thereafter, each agreement provides it would remain in effect from year to year, but only so long as such continuation is specifically approved in the manner required by the 1940 Act. Additionally, as required by law, each New

Subadvisory Agreement and each Current Subadvisory Agreement provides that it will terminate automatically in the event of its assignment. Both the New Subadvisory Agreements and the Current Subadvisory Agreements also provide that they may be terminated at any time, without payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the applicable Fund upon sixty (60) days’ written notice to the subadviser. The New Subadvisory Agreements (other than the New Subadvisory Agreement for MLP Fund) and the Current Subadvisory Agreements also provide that they may be terminated at any time, without payment of any penalty, by the adviser upon sixty (60) days’ written notice to the subadviser. The New Subadvisory Agreements also provide that the Board or a vote of the majority of the outstanding voting securities of the applicable Fund may terminate the agreement if a court establishes that a subadviser has taken action that breaches the subadviser’s representations made in the New Subadvisory Agreement. The New Subadvisory Agreements for each of Dow 30, NASDAQ Premium and Dow 30 Enhanced also provide that Nuveen may terminate the agreement if a court establishes that a subadviser has taken action that breaches the subadviser’s representations made in the New Subadvisory Agreement.

The Current Subadvisory Agreements also contain a provision regarding amendments. Each Current Subadvisory Agreement may be amended by the parties only if it is specifically approved by a majority of the independent directors and, if required by applicable law, a majority of the outstanding shares of the Fund. Although this language is not expressly contained in the New Subadvisory Agreements, under applicable law, the provisions of the 1940 Act would apply to amendments.

Certain Other Differences. The New Subadvisory Agreement for MLP Fund provides that the Fund shall furnish to FAMCO all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution which refers to FAMCO by name prior to the use thereof and that the Fund shall not use any such materials if FAMCO reasonably objects to such use. The New Subadvisory Agreements for each of Dow 30, NASDAQ Premium and Dow 30 Enhanced do not contain a similar provision.

INFORMATION ABOUT THE SUBADVISERS

Fiduciary Asset Management, LLC

Fiduciary Asset Management, LLC serves as subadviser to MLP Fund. FAMCO, a limited liability company organized under the laws of the State of Missouri, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. As of May 31, 2010, FAMCO managed and supervised approximately $15.0 billion in assets. FAMCO is 100% owned by Piper Jaffray Investment Management, Inc., a wholly owned subsidiary of Piper Jaffray Companies.

The principal business address of FAMCO and each director and/or principal executive officer of FAMCO is 8235 Forsyth Boulevard, Suite 700, St. Louis, Missouri 63105. The names and principal occupations of the directors and/or officers of FAMCO are set forth in Exhibit E.

Nuveen and FAMCO have entered into a letter agreement dated May 10, 2010 in respect of FAMCO’s service as a subadviser to MLP Fund in the event the Transition Date for MLP Fund occurs. The letter agreement provides that, among other things, Nuveen will (subject to its fiduciary duties as investment adviser to MLP Fund) recommend that FAMCO continue to serve as subadviser to MLP Fund if the New Subadvisory Agreement for MLP Fund is reconsidered by the Board prior to its expiration on August 1, 2012. In addition, Nuveen agreed, in general, that in the event that it proposes to launch a new closed-end registered investment company that is advised or will be advised by Nuveen, Nuveen will provide FAMCO with a reasonable opportunity to submit a proposal to manage the new fund if its investment strategy primarily relates to investments in master limited partnerships. FAMCO, in turn, agreed to serve as subadviser to MLP Fund following the Transition Date and to provide reasonable assistance in connection with the proxy solicitation of MLP Fund’s stockholders, including through its provision of information about FAMCO for inclusion in this Combined Proxy Statement.

Nuveen HydePark Group, LLC

Nuveen HydePark Group, LLC (“HydePark”) serves as subadviser to Dow 30, NASDAQ Premium and Dow 30 Premium. HydePark specializes in the management of quantitatively-driven enhanced equity strategies for institutional investors. HydePark is an indirect wholly-owned subsidiary of Nuveen Investments, Inc. As of March 31, 2010, HydePark managed over $1.3 billion in assets.

The principal business address of HydePark and each director and/or principal executive officer of HydePark is 333 West Wacker Drive, Chicago, Illinois 60606. The names and principal occupations of the directors and/or officers of HydePark are set forth in Exhibit E.

Board Considerations in Approving the New Subadvisory Agreements

In preparation for its consideration of the New Subadvisory Agreements, the Board received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to Nuveen and IQ Advisors, a significant amount of information covering a range of issues and received, in response to its additional requests, further information in advance of and at the June 18, 2010 in-person Board meeting. In addition to the information it received regarding the New Management Agreements, in considering whether to approve the New Subadvisory Agreements, the Board reviewed materials from counsel to the Funds and from the subadvisers and IQ Advisors and its affiliates, including: (i) information concerning the services currently rendered to the Funds by the subadvisers and information concerning the services to be rendered to the Funds by FAMCO and Nuveen and its affiliates, which are expected to be substantially similar to those services currently provided; (ii) reports by management regarding the due diligence IQ Advisors and its affiliates conducted on FAMCO and HydePark; and (iii) a memorandum outlining the legal duties of the Board under the 1940 Act.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Directors, all of whom are Independent Directors, concluded that the terms of the New Subadvisory Agreements are appropriate, that the fee rates to be paid are reasonable in light of the services to be provided to each Fund, and that the New Subadvisory Agreements should be approved and recommended to Fund stockholders. In voting to approve the New Subadvisory Agreement in respect of each Fund, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by the subadvisers — In reviewing the New Subadvisory Agreements, the Board referred to the materials presented and discussions held in various meetings in April, May and June 2010. The Board focused on the experience of the subadvisers in managing registered funds, including the Funds. The Board considered the reputation and investment experience of the subadvisers and their investment professionals who have served as portfolio managers and would continue to serve as portfolio managers. The Board noted that it had met with officers of IQ Advisors and members of each subadviser’s portfolio management team to discuss the management of each Fund’s investments at recent Board meetings. The Board took into account the annual due diligence investment review of each subadviser. The Board noted that it had discussed each Fund’s investment strategy with representatives from the applicable subadviser, including discussions regarding the premises underlying the Fund’s investment strategy, its efficacy and potential risks. The Board also considered the favorable history, reputation and background of each subadviser and its personnel, and the substantial experience of such subadviser’s portfolio management team. The Board considered the compliance program of each subadviser and the report of the chief compliance officer of the Funds. Following consideration of this information, and based on management presentations during the April, May and June 2010 Board meetings, the Board concluded that the nature, extent and quality of services provided to each Fund by the applicable subadviser under the Current Subadvisory Agreement were of a high quality and that substantially similar services would be provided by the same personnel pursuant to the New Subadvisory Agreements.

Investment performance of each Fund and each subadviser — The Board received and considered information about each Fund’s investment performance in light of its stated investment objective. The Board noted that the services to be provided pursuant to the New Subadvisory Agreements would be performed by the same personnel as under the Current Subadvisory Agreements. In this regard, the Board noted that they receive periodic reports regarding the investment performance of each Fund and discuss Fund performance with the portfolio management teams of each subadviser at various times throughout the year. The Board made the determinations discussed above under “Board Considerations in Approving the New Management Agreements.” As a result of their discussions and review, the Board concluded that each Fund’s performance was satisfactory.

Cost of services to be provided and profits to be realized by each subadviser from the relationship with each Fund — Drawing on information received from, and discussions held with, each subadviser at previous meetings, the Board discussed the potential for each subadviser to realize a profit as a result of serving as subadviser to a Fund. The Board noted that the fee rate under each New Subadvisory Agreement was identical to the fee rate under the applicable Current Subadvisory Agreement and that the services to be provided under the New Subadvisory Agreement were expected to be substantially similar to the subadvisory services currently provided. The Board noted that it was not possible to accurately predict the degree of profitability a subadviser might gain from its relationship with the Funds. The Board then considered the potential benefits to each subadviser and its affiliates from their relationship with the applicable Fund, including the reputational benefits from managing the Funds. The Board concluded that the potential benefits to each subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale — The Board noted discussions at previous meetings regarding economies of scale and that the fee rate under each New Subadvisory Agreement is identical to the fee rate under the applicable Current Subadvisory Agreement. The Board also took into account the discussion described above under “Board Considerations in Approving the New Management Agreements — The extent to which economies of scale would be realized as a Fund grows and whether fee levels would reflect such economies of scale.”

After considering the totality of the information and materials provided to them at the June 18, 2010 meeting and prior meetings, the Board determined that no changes were currently necessary to each Fund’s subadvisory fee structure.

Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients — The Board considered that the proposed fee rates under the New Subadvisory Agreements are identical to the fee rates payable to the subadviser under the Current Subadvisory Agreements with respect to all of the Funds. In considering the compensation to be paid to the subadvisers, noting that no changes to such compensation from that payable under the Current Subadvisory Agreements were proposed, the Board referred to the materials presented and discussions held in connection with their consideration of the continuation of the Current Subadvisory Agreements at prior Board meetings and concluded that such information continued to be relevant to their current deliberations. The Board also reviewed information regarding Nuveen sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Board noted the earlier discussion regarding the fee rates of similar funds managed by Nuveen. The Board noted that the subadvisory fee rate with respect to each Fund was at a level that continued to be reasonable.

The Board discussed the services rendered by each subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Funds. Taking into account the totality of the information and materials provided to them at the June 18, 2010 meeting and prior meetings, the Board concluded that the subadvisory fees proposed under each New Subadvisory Agreement are reasonable for the services to be rendered.

Conclusion — The Board examined the totality of the information they were provided and did not identify any single factor discussed previously as controlling. After deliberating in executive session, the Board of each Fund, which consists solely of the Independent Directors, approved each New Subadvisory Agreement, concluding that the subadvisory fee rate was reasonable in relation to the services to be provided and that the New Subadvisory Agreement was in the best interests of the stockholders.

Stockholder Approval

A New Subadvisory Agreement must be approved by the vote of a 1940 Act Majority of the stockholders of the Fund to which the New Subadvisory Agreement relates.

If approved by stockholders of a Fund, a New Subadvisory Agreement will take effect on the Transition Date with respect to that Fund and will expire on August 1, 2012, unless specifically continued in the manner required by the 1940 Act. A New Subadvisory Agreement that has been approved by a Fund’s stockholders will become effective only upon obtaining the approvals with respect to each matter contained in this Combined Proxy Statement, the election of the Director Nominees and the satisfaction or waiver of the other conditions to Nuveen assuming the role of investment adviser to the Fund.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF EACH APPLICABLE FUND VOTE “FOR” APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

MEETING #2

PROPOSAL 1. ELECTION OF DIRECTORS

In connection with the decision of IQ Advisors to discontinue its registered fund advisory business, and the selection of Nuveen as the new adviser to the Funds, effective upon approval by a Fund’s stockholders of the Fund’s New Management Agreement and, if applicable, New Subadvisory Agreement, as well as the satisfaction or waiver of the other conditions to Nuveen assuming the role of investment adviser to the Funds, each Fund’s Board has increased the size of the Board to nine directors and each of the Fund’s current directors will resign. Each Fund’s Board has nominated for election a new slate of nine directors (the “Director Nominees”) to fill the vacancies resulting from such resignations and increase in the size of the Board. For any Fund for which a Transition Date does not occur, the Fund’s current directors will continue to serve as its directors until the Fund’s next annual meeting of stockholders and until their successors are duly elected and qualify and the size of the Board will not change. Each of the Director Nominees currently serves on the boards of various registered funds sponsored by Nuveen and has substantial experience in overseeing registered investment companies.

At Meeting #2, the stockholders of each Fund will be asked to consider and vote separately on the election of nine directors for that Fund. If elected, and if a Fund’s stockholders approve the Fund’s New Management Agreement and, if applicable, New Subadvisory Agreement, and if the other conditions to Nuveen assuming the role of investment adviser to the Funds are satisfied or waived, each Director Nominee will take office as of the Transition Date for the Fund and will serve until the next annual meeting of the Fund’s stockholders and until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal. The Director Nominees are John P. Amboian, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone and Terence J. Toth.

The resignations of the current directors of a Fund and the increase in the size of the Fund’s board to nine directors are contingent upon approval by the Fund’s stockholders of the Fund’s New Management Agreement and, if applicable, New Subadvisory Agreement, as well as the satisfaction or waiver of the other conditions to Nuveen assuming the role of investment adviser to the Fund. If the Transition Date does not occur with respect to a Fund, the election of the Director Nominees for that Fund will not become effective, even if the Fund’s stockholders vote to elect the Director Nominees at Meeting #2. Instead, the Fund’s current directors will continue to serve as the Fund’s directors until the next annual meeting of the Fund’s stockholders and until their successors are duly elected and qualify or until their earlier death, resignation or removal.

With respect to each Fund in this Combined Proxy Statement, it is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the election of the Director Nominees as directors of each Fund listed in the following chart.

The Board of each Fund knows of no reason why any of the Director Nominees will be unable to serve, but in the event of any such unavailability, the proxy holders will vote any properly executed proxies for the election of such substitute nominee or nominees as the Board may recommend.

Funds	Director Nominees	Recommendation of the Board of Directors
Dow 30 Global Income NASDAQ Premium Dow 30 Enhanced MLP Fund	John P. Amboian, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Terence J. Toth	Yes

Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees, including share ownership and compensation of the Director Nominees, is set forth in Exhibit J and Exhibit K to this Combined Proxy Statement.

Biographical Information

Certain biographical and other information relating to the Director Nominees is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by Nuveen and its affiliates (collectively, “Nuveen affiliate-advised funds”) and any public directorships held during the last five years. Other than Mr. Amboian, all Director Nominees will not be “interested persons,” as defined in the 1940 Act (the “Independent Director Nominees”), of the Funds or Nuveen and have never been an employee or director of Nuveen Investments, Nuveen’s parent company, or any affiliate.

Name, Address† (Year of Birth)	Position(s) Proposed to be Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Nuveen-Affiliate Advised Funds Overseen**	Public Directorships Held During Past Five Years
Independent Nominees:
Robert P. Bremner (1940)	Director	N/A*	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.	205***	N/A

Jack B. Evans (1948)	Director	N/A*	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	205	See Principal Occupation Description

William C. Hunter (1948)	Director	N/A*	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005) of Beta Gamma Sigma International Society; formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	205	See Principal Occupation Description

Name, Address† (Year of Birth)	Position(s) Proposed to be Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Nuveen-Affiliate Advised Funds Overseen**	Public Directorships Held During Past Five Years
David J. Kundert (1942)	Director	N/A*	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; member of the Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.	205***	See Principal Occupation Description

William J. Schneider (1944)	Director	N/A*	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; formerly member and chair, Dayton Philharmonic Orchestra Board; formerly, Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	205***	See Principal Occupation Description

Judith M. Stockdale (1947)	Director	N/A*	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	205***	N/A

Carole E. Stone (1947)	Director	N/A*	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	205***	See Principal Occupation Description

Name, Address† (Year of Birth)	Position(s) Proposed to be Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Nuveen-Affiliate Advised Funds Overseen**	Public Directorships Held During Past Five Years
Terence J. Toth (1959)	Director	N/A*	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004) Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007); Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	205	See Principal Occupation Description
Interested Nominee:

John P. Amboian‡ (1961)	Director	N/A*	Chief Executive Officer (since 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management and Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	205	See Principal Occupation Description

†	The address of each Director Nominee is c/o Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, IL 60606.
*	Each Director Nominee, if elected, will take office on the Transition Date with respect to each Fund and will serve until the next annual meeting of the Fund’s stockholders and until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal as provided in each Fund’s charter and Bylaws.
**	The disclosure in this column assumes that the New Management Agreement and, if applicable, the New Subadvisory Agreement are approved for each Fund, as well as satisfaction or waiver of the other conditions to Nuveen assuming the role of investment adviser to the Funds, and thus includes each of the portfolios in this Combined Proxy Statement and the Nuveen fund complex. Currently, there are five funds in the IQ Advisors fund complex. None of the Director Nominees are currently affiliated with any of the Funds.
***	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective and the commodity pool has not commenced operations.
‡	“Interested person,” as defined in the 1940 Act, of the Nuveen-sponsored funds by reason of being an officer of Nuveen.

The Board believes that each Director Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Director Nominees lead to the conclusion that each Director Nominee should serve as a director. The Board interviewed the Director Nominees and discussed with the Director Nominees their backgrounds and their service as members of the boards of the Nuveen family of closed-end funds. The Board discussed with the Director Nominees their process regarding oversight of service providers and their view of a board’s role in risk management. The Board also asked questions of the Director Nominees regarding their interaction with the other directors, Nuveen, other service providers to the Nuveen family of closed-end funds, counsel and the funds’ independent registered public accounting firm. The Board considered the Director Nominees’ views regarding sharing of board responsibilities and use of board committees. The Board noted the considerable knowledge of Nuveen and its operations gained by each Director Nominee from his or her service as a member of the boards of the Nuveen funds and their ability to efficiently oversee a large fund complex. In addition to these considerations, the Board reviewed biographical information regarding each Director Nominee, including the information set forth below:

Robert P. Bremner — Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his Masters of Business Administration (“MBA”) from Harvard University.

Jack B. Evans — President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter — Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert — Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management

Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider — Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004), of Miller-Valentine Partners Ltd., a real estate investment company. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale — Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone — Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and is a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth — Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

John P. Amboian — Mr. Amboian joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris

Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and an MBA from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

The Board believes that the totality of the information it received regarding the Director Nominees supports the conclusion that each Director Nominee is qualified to serve as a director of the Funds.

Current Board Leadership Structure Oversight Responsibilities

The Board oversees the operations and management of the Funds, including the duties performed for the Funds by the investment adviser and subadvisers. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Directors seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Directors.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of Fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

The Board has appointed a Chairman (who is an Independent Director) and recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of stockholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Except for any duties specified herein or pursuant to a Fund’s charter, the designation of Chairman does not impose any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

IQ Advisors currently provides the Funds with investment advisory services, and is responsible for the day-to-day administration of the Funds and, in consultation with Fund subadvisers, management of the risks that arise from the Funds’ investments and operations. The Board is responsible for overseeing IQ Advisors and other service providers in the operation of the Fund, including with respect to risk management functions. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of IQ Advisors, the subadvisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of IQ Advisors, the subadvisers and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Funds, the Board interacts with and reviews reports from, among others, IQ Advisors, the subadvisers, and the independent registered public accounting firm for the Funds, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds’ Chief Compliance Officer, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board reviews investment policies and risks in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview. The leadership structure of the Board, including the manner in which it conducts its risk oversight role, may be changed at any time in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Committees of the Current Boards of Directors

Each Fund currently maintains two standing Board committees, the Audit Committee and the Nominating and Corporate Governance Committee, each of which is currently comprised of all of the current members of the Board, namely: Paul Glasserman, Steven W. Kohlhagen, William J. Rainer and Laura Unger. Each current director is also “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”) and NASDAQ Stock Market (“NASDAQ”). If elected, the Director Nominees may determine to change the structure and composition of the standing board committees.

Audit Committees

The principal responsibilities of each Audit Committee, in its capacity as a committee of each Board of Directors, are: (i) overseeing the performance of the applicable Fund’s internal audit function, including the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting; (ii) overseeing the integrity of the Fund’s financial statements and the independent audit thereof; (iii) overseeing, or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements, including requirements relating to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits; (iv) the appointment, compensation, performance, retention, and oversight of the Fund’s independent accountants, including the qualifications and independence of such accountants and the resolution of disagreements regarding financial reporting between Fund management and such independent accountants; and (v) as necessary, preparing, or overseeing the preparation of, any Audit Committee report required by the SEC to be included in the Fund’s annual report or proxy statement.

Each Fund has adopted a written Charter of the Audit Committee, which is attached as Exhibit N to this Combined Proxy Statement. Each Audit Committee is responsible for reviewing and discussing the audit of each Fund’s financial statements with Fund management and the independent registered public accounting firm.

Audit Committee Reports

Each Fund’s Audit Committee has received written disclosures and a letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from PricewaterhouseCoopers (“PwC”), the independent registered public accounting firm for all of the Funds. Each Audit Committee has discussed with

PwC such firm’s independence with respect to each Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered and concluded that the provision of non-audit services by each Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm.

Each Audit Committee reviews and discusses the audit of each Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders as filed with the SEC, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any of the Funds. After the Audit Committee has reviewed and discussed the audit of each Fund’s financial statements with Fund management and each Fund’s independent registered public accounting firm, each Audit Committee would then recommend to the Board that each Fund’s audited financial statements for the fiscal year (each Fund’s fiscal year end is set forth in Exhibit C) be included in the Fund’s Annual Report to Stockholders.

Nominating and Corporate Governance Committees

The purpose of each Nominating and Corporate Governance Committee is to identify and select director nominees qualified to serve as directors of each Fund (consistent with criteria approved by the Board) and recommend its nominees for consideration by the full Board, develop and recommend to the Board a set of corporate governance principles applicable to each Fund, oversee the evaluation of the Board and management, and undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Committee. Each Fund has adopted a written Charter of the Nominating and Corporate Governance Committee, a copy of which is attached hereto Exhibit O.

The principal responsibilities of each Nominating and Corporate Governance Committee are to identify individuals qualified to serve as directors of each Fund and to recommend its nominees for consideration by the full Board. The Nominating and Corporate Governance Committee has retained independent legal counsel to assist it in connection with these duties. While each Nominating and Corporate Governance Committee is solely responsible for recommending to the full Board each Fund’s nominees for election as directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund stockholders, as it deems appropriate. Stockholders who wish to recommend a nominee should send a nomination submission to the applicable Fund’s Secretary and include all information relating to the recommended nominee that is required to be disclosed in the solicitation or proxy statements for the election of Directors and set forth the qualifications of the proposed nominee. The Nominating and Corporate Governance Committee evaluates nominees from whatever source using the same standard.

In identifying and evaluating a potential nominee to serve as a director of a Fund, the Nominating and Corporate Governance Committee will consider, to the extent required, compliance with the independence and other applicable requirements of the NYSE and NASDAQ listing standards and the 1940 Act. The Nominating and Corporate Governance Committee will also consider, among other factors: (i) the contribution which the person can make to each Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether the person is financially literate; (iv) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; and (v) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of a Fund. With respect to diversity, the Nominating and Corporate Governance Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

The Nominating and Corporate Governance Committee recommended the election of each of the Director Nominees.

Committee and Board of Directors Meetings

During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and the total number of meetings of the Audit Committee and Nominating and Corporate Governance Committee. For information about the number of meetings of the Board, the Audit Committee and the Nominating and Corporate Governance Committee held during each Fund’s most recently completed fiscal year, see Exhibit L to the Combined Proxy Statement.

Stockholder Communications

Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the applicable Fund (addressed to the Fund at 4 World Financial Center, 6th Floor, New York, NY 10080). Such communications must be signed by the stockholder and identify the number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director.

Director Attendance at Stockholder Meetings

The Funds have no formal policy regarding Director attendance at stockholder meetings. None of the Directors then in office attended the previous annual meeting of stockholders of the Funds.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of each Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the applicable Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the 1940 Act (i.e., any advisory board member, IQ Advisors or affiliated person of IQ Advisors) have complied with all filing requirements applicable to them with respect to transactions during each Fund’s most recent fiscal period, except that Steve S. Lee inadvertently made a late Form 3 filing reporting his Initial Statement of Beneficial Ownership for Global Income.

Compensation of Directors

Each Fund currently pays each Independent Director a combined fee consisting of an annual fee plus a fee for each Board meeting attended. Information relating to the amount of fees and expenses paid by each Fund to its Independent Directors for each Fund’s most recent fiscal year end is set forth in Exhibit J to this Combined Proxy Statement. IQ Advisors pays all compensation to all current officers of each Fund who are affiliated with itself or its subsidiaries.

Officers of the Funds

Information relating to the officers of each Fund is set forth in Exhibit E to this Combined Proxy Statement. Officers of a Fund are elected by the Board of that Fund annually. Officers of a Fund may be removed by the Board of that Fund, with or without cause, and officers may resign in the manner provided in the Bylaws.

Stock Ownership

Set forth in Exhibit K to this Combined Proxy Statement is the following information for each Director Nominee: (i) the aggregate dollar range of stock ownership in each Fund; and (ii) the aggregate dollar range of securities owned in all registered funds in the Nuveen fund complex for which the Director Nominee currently serves as a director.

As of the Record Date, no Independent Director Nominee or his or her immediate family members owned beneficially or of record any securities of Nuveen or its affiliates. As of the Record Date, the current directors, Director Nominees and officers of each Fund as a group owned an aggregate of less than 1% of the shares of each Fund outstanding. At such date, the officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of IQ Advisors or its affiliates.

Stockholder Approval

The resignation of a Fund’s current directors, the increase in the size of the Fund’s Board to nine directors and the election of the Director Nominees as directors of the Fund is contingent on the approval of the Fund’s New Management Agreement and, if applicable, New Subadvisory Agreement, as well as the satisfaction or waiver of the other conditions to Nuveen assuming the role of investment adviser to the Fund. Assuming that a Fund’s stockholders approve the Fund’s New Management Agreement and, if applicable, New Subadvisory Agreement, as well as the satisfaction or waiver of the other conditions to Nuveen assuming the role of investment adviser to the Fund, the election of a Director Nominee requires the affirmative vote of holders of a majority of the Fund’s outstanding stock.

The Board of Directors of each Fund, which is currently comprised only of Independent Directors, recommends that the stockholders of that Fund vote “FOR” the election of the Director Nominees.

ADDITIONAL INFORMATION ABOUT THE MEETINGS

Expenses and Methods of Proxy Solicitation; Quorum. The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice, and this Combined Proxy Statement will be borne by Nuveen (up to $650,000) and IQ Advisors. Nuveen or IQ Advisors will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

For each of the Funds, the presence in person or by proxy of the stockholders of the Fund entitled to cast a majority of votes entitled to be cast at a Meeting shall constitute a quorum. The quorum requirements for each Fund must be met separately by each Fund.

In order to obtain the necessary quorum and vote at a Meeting, supplementary solicitation may be made by mail, telephone, facsimile or personal interview by representatives of each Fund. If a quorum of stockholders of one or more Funds is not present at a Meeting or if a quorum is present but sufficient votes to allow action on the Proposals are not received from the stockholders of one or more Funds, the Chairperson of the Meeting may adjourn the Meeting with respect to one or more Funds and one or more Proposals to permit further solicitation of proxies from stockholders. If a vote to adjourn a Meeting of one or more Funds with respect to one or more of the Proposals is called, the votes of stockholders of the affected Fund or Funds indicating a vote for, or silent with respect to, such a Proposal in their proxies will be cast for adjournment of that Meeting with respect to that Proposal and votes of stockholders indicating a vote against such a Proposal in their proxies will be cast against adjournment of that Meeting with respect to that Proposal. A Meeting may be adjourned without notice other than announcement at the Meeting for up to 120 days after the original Record Date for the Meeting. Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, has been retained to assist in the solicitation and tabulation of proxies at a cost of approximately $65,400 for each Fund. The Funds will not bear these costs.

Voting Requirement. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions in the proxies; if no direction is indicated, the shares will be voted “FOR” Proposal 1 and Proposal 2 at Meeting #1 and “FOR” the election of each of the Director Nominees at Meeting #2.

Assuming a quorum is present at Meeting #1, approval of Proposal 1 and Proposal 2 will require the vote of a 1940 Act Majority. Assuming a quorum is present at Meeting #2, election of a Director Nominee will require the affirmative vote of stockholders holding a majority of the applicable Fund’s stock outstanding and entitled to vote thereon.

Broker Non-Votes and Abstentions. Broker-dealer firms, including MLPF&S, holding shares of a Fund’s stock in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Proposals before the Meetings. Each Fund understands that, under the rules of certain securities exchanges, such broker-dealer firms may, without instructions from their customers and clients, grant authority to give a proxy to vote on routine matters, including the election of directors (at Meeting #2), if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, an exchange also may provide that, in certain non-routine matters, such as the approval of the New Management Agreements and New Subadvisory Agreements (at Meeting #1), a broker member may not authorize any proxy without instructions from the customer. Votes that, in accordance with the exchange rules, are not cast by broker-dealer firms on those non-routine matters are called “broker non-votes.” With respect to the Proposals to approve the New Management Agreements and New Subadvisory Agreements, broker non-votes and abstentions will have the same effect as votes against the Proposals, although they will be considered present for purposes of determining the presence of a quorum at the Meeting. Because the uncontested election of directors at Meeting #2 is a routine matter, broker non-votes will not occur at Meeting #2. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. For purposes of the election of each Director Nominee, abstentions with respect to a Director Nominee (i.e., instructions to withhold authority to vote for a Director Nominee) will have the same effect as votes against the election of that Director Nominee, although they will be considered present for purposes of determining the presence of a quorum at Meeting #2.

If, at a Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shares represented by the proxy will be present for purposes of the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” each applicable New Management Agreement and New Subadvisory Agreement and Director Nominee.

Other Matters. Management knows of no other matters to be presented at the Meetings. Under Maryland law and the Funds’ Bylaws, the only matters that may be acted on at a special meeting of stockholders are those matters stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposals to approve the New Management Agreements and the New Subadvisory Agreements at Meeting #1 or the election of directors at Meeting #2, no business may properly come before either of the Meetings. If any such procedural matters are presented for a vote at the Meetings or any adjournments or postponements thereof, the persons named as proxy holders on the enclosed form of proxy will vote the shares represented by properly executed proxies according to their discretion on those matters.

Independent Registered Public Accounting Firms’ Fees. The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve: (i) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund; and (ii) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to each Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of each Fund.

At meetings held on December 11, 2009, the Funds’ Audit Committees retained PwC as the independent registered public accounting firm for the fiscal years ending October 31, 2010 for MLP Fund; and December 31, 2010 for Dow 30, Global Income, NASDAQ Premium and Dow 30 Enhanced. PwC has informed the Funds that it has no material direct or indirect financial interest in any Fund.

Deloitte & Touche LLP (“D&T”) served as independent accountants for the fiscal years ending October 31, 2008 for MLP Fund; and December 31, 2008 for Dow 30, Global Income, NASDAQ Premium and Dow 30 Enhanced. Due to a change in its status as independent of the Funds and their affiliates, D&T was not reappointed as independent accountants for each Fund. D&T’s reports on the financial statements for each Fund’s fiscal year immediately preceding their termination contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each Fund’s Audit Committee and Board approved PwC to serve in place of D&T. During each Fund’s two most recent fiscal years there were not any disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The first two tables below set forth for each Fund, for its two most recent fiscal periods, the fees billed by PwC or D&T, the former independent registered public accounting firm for each Fund, for: (i) all audit and non-audit services provided directly to the Fund; and (ii) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;

•	Audit-Related Fees include assurance and other services reasonably related to the performance of the audit of financial statements not included in Audit Fees;

•	Tax Fees include tax compliance, tax advice and tax planning; and

•	All Other Fees are for other products and services provided.

Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

Fees for audit and non-audit services provided directly to each Fund†:

	Fiscal Year End	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)*		All Other Fees ($)
Fund		2009	2008	2009	2008	2009	2008	2009	2008
Dow 30	12/31	23,000	23,900	0	0	8,500	8,500	0	0
Global Income	12/31	30,000	30,000	0	0	8,500	8,500	0	0
NASDAQ Premium	12/31	31,000	31,500	0	0	8,500	8,500	0	0
Dow 30 Enhanced	12/31	31,000	31,300	0	0	8,500	8,500	0	0
MLP Fund	10/31	40,000	40,500	0	0	10,000	10,000	0	0

†	All of the audit and non-audit services provided to each Fund for which pre-approval was required were pre-approved by the Audit Committee of each Fund.
*	Primarily related to tax compliance services associated with reviewing the Funds’ tax returns.

Fees for non-audit services provided to and paid by the Funds’ Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	2009	2008	2009	2008	2009	2008
Dow 30	0	0	0	0	0	0
Global Income	0	0	0	0	0	0
NASDAQ Premium	0	0	0	0	0	0
Dow 30 Enhanced	0	0	0	0	0	0
MLP Fund	0	0	0	0	0	0

Aggregate non-audit fees for services provided to each Fund and their Affiliated Service Providers, regardless of whether pre-approval was required.

	Aggregate Non- Audit Fees ($)†
Fund	2009	2008
Dow 30	0	2,057,500
Global Income	0	2,057,500
NASDAQ Premium	0	2,057,500
Dow 30 Enhanced	0	2,057,500
MLP Fund	0	2,059,000

†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services and examinations of internal controls for Affiliated Service Providers.

The Audit Committee of each Fund has reviewed the non-audit services provided by each Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval. The Audit Committee of each Fund has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to each Fund on an annual basis require specific pre-approval by the Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to each Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of that Fund. Certain of these non-audit services that the Audit Committee believes are (i) consistent with the SEC’s auditor independence rules; and (ii) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to each Fund or $10,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled Board meeting.

The Audit Committee of each Fund has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to IQ Advisors and its affiliates (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or IQ Advisors and its affiliates were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Other. Representatives of PwC are expected to be available via telephone at the Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser. The principal office of IQ Advisors is located at 4 World Financial Center, 6th Floor, New York, New York 10080. The principal office of Nuveen is located at 333 West Wacker Drive, Chicago, IL 60606.

Administrator. Effective October 2, 2006, IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”), P.O. Box 9011, Princeton, NJ 08543-9011. The Administration Agreement provides that IQ Advisors will pay the Administrator a fee from its investment management fee at an annual rate equal to 0.12% of the average daily value of each Fund’s net assets plus borrowings for leverage and other investment purposes.

Annual Report Delivery. Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request. Such requests should be directed to the attention of the Fund Secretary, 4 World Financial Center, 6th Floor, New York, New York 10080, Attention: Colleen R. Rusch, or to 1-877-449-4742. A copy will also be available on www.IQIA.com.

Householding and Delivery of Materials. This Combined Proxy Statement will be delivered to two or more stockholders who share an address, unless either of the Funds has received contrary instructions from one or more stockholders. Each Fund will furnish, without charge, upon request, a separate copy of this Combined Proxy Statement to any stockholder at a shared address to which a single copy was delivered. Further, stockholders who share an address and are receiving multiple copies of this Combined Proxy Statement may contact each Fund in order to receive a single copy of any future proxy statement. Such requests should be directed to the attention of the Fund Secretary, 4 World Financial Center, 6th Floor, New York, New York 10080, Attention: Colleen R. Rusch, or to 1-877-449-4742.

Stockholder Proposals. Each Fund’s current Bylaws provide that, in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the Fund in a timely manner as provided under the Bylaws. Because the date of the 2010 annual meeting of each Fund will be delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of the 2010 annual meeting and not later than 5:00 p.m. (Eastern time) on the later of the 120th day prior to the date of the 2010 annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Also, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in a Fund’s 2010 annual meeting proxy statement pursuant to Rule 14a-8 of the Exchange Act, the Fund must receive it a reasonable time before the Fund begins to print and send its proxy materials. All nominations and proposals must be in writing. Written proposals and notices should be sent to the Secretary of the Fund, 4 World Financial Center, 6th Floor, New York, New York 10080.

By Order of the Board of Directors,

Colleen R. Rusch
Secretary
Dow 30SM Premium & Dividend Income Fund Inc.
Global Income & Currency Fund Inc.
NASDAQ Premium Income & Growth Fund Inc.
New York, New York	Dow 30SM Enhanced Premium & Income Fund Inc.
Dated: August 5, 2010	MLP & Strategic Equity Fund Inc.

Exhibit A

Defined terms used in these Exhibits and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

INFORMATION PERTAINING TO EACH FUND

The following table shows (i) the abbreviated name of each Fund used in the Combined Proxy Statement; (ii) shares outstanding of each Fund as of the Record Date; and (iii) the net assets of each Fund as of the Record Date.

Fund	Abbreviated Fund Name Used in this Combined Proxy Statement	Shares Outstanding	Net Assets ($)
Dow 30SM Premium & Dividend Income Fund Inc.	Dow 30	11,915,940	158,233,212.74
Global Income & Currency Fund Inc.	Global Income	5,642,617	89,672,909.10
NASDAQ Premium Income & Growth Fund Inc.	NASDAQ Premium	18,445,346	243,212,397.83
Dow 30SM Enhanced Premium & Income Fund Inc.	Dow 30 Enhanced	27,649,576	271,395,031.65
MLP & Strategic Equity Fund Inc.	MLP Fund	14,790,848	254,182,502.08

A-1

Exhibit B

DATES OF CURRENT MANAGEMENT AGREEMENTS

The following table shows the date of (i) each Fund’s Current Management Agreement; (ii) the last submission of the Current Management Agreement to a vote of the stockholders of the Fund; and (iii) the last approval of the Current Management Agreement by the Board.

Fund	Date of Current Management Agreement*	Date Last Approved by Stockholders*	Date Last Approved by Board
Dow 30	January 24, 2009	January 23, 2009	November 11, 2008
Global Income	January 24, 2009	January 23, 2009	November 11, 2008
NASDAQ Premium	January 24, 2009	January 23, 2009	November 11, 2008
Dow 30 Enhanced	January 24, 2009	January 23, 2009	November 11, 2008
MLP Fund	March 7, 2009	March 6, 2009	November 11, 2008

*	Each Current Management Agreement was last approved by stockholders of the relevant Fund in connection with a merger involving the parent company of IQ Advisors.

DATES OF CURRENT SUBADVISORY AGREEMENTS

The following table shows the date of (i) each Fund’s Current Subadvisory Agreement; (ii) the last submission of the Current Subadvisory Agreement to a vote of the stockholders of the Fund; and (iii) the last approval of the Current Subadvisory Agreement by the Board.

Fund	Date of Current Subadvisory Agreement*	Date Last Approved by Stockholders*	Date Last Approved by Board
Dow 30	January 24, 2009	January 23, 2009	November 11, 2008
Global Income	January 24, 2009	January 23, 2009	November 11, 2008
NASDAQ Premium	January 24, 2009	January 23, 2009	November 11, 2008
Dow 30 Enhanced	January 24, 2009	January 23, 2009	November 11, 2008
MLP Fund	March 7, 2009	March 6, 2009	November 11, 2008

*	Each Current Subadvisory Agreement was last approved by stockholders of the relevant Fund in connection with a merger involving the parent company of IQ Advisors.

B-1

Exhibit C

CONTRACTUAL INVESTMENT MANAGEMENT FEE PAID TO IQ ADVISORS DURING EACH FUND’S LAST FISCAL YEAR UNDER THE CURRENT MANAGEMENT AGREEMENTS AND THAT WOULD HAVE BEEN PAID TO NUVEEN UNDER THE NEW MANAGEMENT AGREEMENTS

The following table shows (i) each Fund’s fiscal year; (ii) amounts paid by each Fund to IQ Advisors during the Fund’s last fiscal year; and (iii) amounts that would have been paid to Nuveen had the New Management Agreements been in effect during the Fund’s last fiscal year.

Fund	Fiscal Year Ended	Investment Management Fees Paid to IQ Advisors($)	Investment Management Fees that Would Have Been Paid to Nuveen($)
Dow 30	December 31, 2009	1,344,975	1,338,459
Global Income	December 31, 2009	939,705	935,126
NASDAQ Premium	December 31, 2009	2,078,195	2,068,126
Dow 30 Enhanced	December 31, 2009	2,290,939	2,279,840
MLP Fund	October 31, 2009	1,832,359	1,828,039

C-1

Exhibit D

FEES PAID TO IQ ADVISORS AND AFFILIATES OF IQ ADVISORS

The following table shows (i) each Fund’s fiscal year; (ii) amounts paid by each Fund to IQ Advisors during the Fund’s last fiscal year; and (iii) amounts paid by each Fund to Merrill Lynch or brokers affiliated with Merrill Lynch (“Affiliated Brokers”) during the Fund’s last fiscal year.

Fund	Fiscal Year Ended	Investment Management Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)
Dow 30	December 31, 2009	1,344,975	0	0
Global Income	December 31, 2009	939,705	0	0
NASDAQ Premium	December 31, 2009	2,078,195	0	0
Dow 30 Enhanced	December 31, 2009	2,290,939	0	0
MLP Fund	October 31, 2009	1,832,359	4,804	2.55

D-1

Exhibit E

DIRECTORS AND PRINCIPAL OFFICERS OF NUVEEN AND THE OFFICERS OF THE FUNDS

DIRECTORS AND PRINCIPAL OFFICERS OF NUVEEN

The following table provides the names of the Directors and Principal Officers of Nuveen and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. Currently, none of the persons listed below holds any position with the Funds.

Name and Position with Nuveen	Other Business, Profession, Vocation or Employment During Past Two Years
John P. Amboian, Chief Executive Officer and Director	Chief Executive Officer (since July 2007), Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.

Michael T. Atkinson, Vice President	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of the Nuveen Funds.

Stuart J. Cohen, Managing Director, Assistant Secretary and Assistant General Counsel	Managing Director, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Managing Director and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc., Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC and Symphony Asset Management, LLC.

Lorna C. Ferguson, Managing Director	Managing Director (since 2004) of Nuveen Investments, LLC; Vice President of the Nuveen Funds.

Stephen D. Foy, Senior Vice President	Senior Vice President (since 2010) and Funds Controller (since 1998), previously, Vice President (1993-2010) of Nuveen Investments, LLC; Vice President and Controller of the Nuveen Funds; Certified Public Accountant.

Scott S. Grace, Managing Director and Treasurer	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Vice President and Treasurer of the Nuveen Funds; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

Name and Position with Nuveen	Other Business, Profession, Vocation or Employment During Past Two Years
Sherri A. Hlavacek, Managing Director and Corporate Controller	Managing Director and Corporate Controller of Nuveen Investments, Inc. and Nuveen Investments, LLC; Vice President and Corporate Controller of Nuveen Investments Holdings, Inc.; Vice President and Corporate Controller of Nuveen Investments Advisers Inc.; Vice President of Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Certified Public Accountant.

William T. Huffman, Chief Operating Officer, Municipal Fixed Income	Vice President of the Nuveen Funds; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.

Mary E. Keefe, Managing Director and Chief Compliance Officer	Managing Director (since 2004) and Director of Compliance of Nuveen Investments, Inc.; Managing Director and Chief Compliance Officer of Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Nuveen HydePark Group, LLC; Vice President and Assistant Secretary of NWQ Holdings, LLC.

Walter M. Kelly, Senior Vice President and Assistant Secretary	Senior Vice President (since 2008), formerly, Vice President, formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President and Chief Compliance Officer of the Nuveen Funds; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).

David J. Lamb, Vice President	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President of the Nuveen Funds; Certified Public Accountant.

Tina M. Lazar, Vice President	Senior Vice President (since 2009), formerly, Vice President (1999-2009) of Nuveen Investments, LLC; Vice President of the Nuveen Funds.

John L. MacCarthy, Executive Vice President and Secretary and Director	Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc., Nuveen Investments, LLC, and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008), formerly, Senior Vice President (2006-2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., NWQ Holdings, LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.

Name and Position with Nuveen	Other Business, Profession, Vocation or Employment During Past Two Years
Larry W. Martin, Senior Vice President and Assistant Secretary	Senior Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of the Nuveen Funds; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management LLC (since 2006) and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).

Kevin J. McCarthy, Managing Director and Assistant Secretary	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Vice President and Secretary of the Nuveen Funds; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc.; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

John V. Miller, Chief Investment Officer and Managing Director	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Vice President of the Nuveen Funds; Chartered Financial Analyst.

Glenn R. Richter, Executive Vice President and Director	Executive Vice President, Chief Administrative Officer of Nuveen Investments, Inc. (since 2006); Executive Vice President of Nuveen Investments, LLC; Executive Vice President of Nuveen Investments Holdings, Inc.; Chief Administrative Officer of NWQ Holdings, LLC.

Christopher M. Rohrbacher, Vice President and Assistant Secretary	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of the Nuveen Funds; prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).

Mark L. Winget, Vice President and Assistant Secretary	Vice President and Assistant Secretary of Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary of the Nuveen Funds; prior thereto, Counsel, Vedder Price P.C. (1997-2007).

Name and Position with Nuveen	Other Business, Profession, Vocation or Employment During Past Two Years
Gifford R. Zimmerman, Managing Director, Assistant Secretary and Associate General Counsel	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chief Administrative Officer of the Nuveen Funds; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

OFFICERS AND DIRECTORS OF THE SUBADVISERS

The names and principal occupation of the officers and directors of the subadvisers are set forth below. No officer or director of any of the subadvisers holds a position with the Funds.

FIDUCIARY ASSET MANAGEMENT, LLC

Name	Principal Occupation
Charles D. Walbrandt	Chairman
Wiley D. Angell	President and Chief Executive Officer
Joseph E. Gallagher, Jr.	Executive Managing Director
James J. Cunnane, Jr.	Chief Investment Officer

NUVEEN HYDEPARK GROUP, LLC

Name	Principal Occupation
John Simmons	President and Managing Director
M. Ann Posey	Managing Director
Charles McPike	Managing Director
John Gambla	Managing Director
Rob Guttschow	Managing Director
Michael N. Lindh	Vice President and Assistant Secretary
John L. MacCarthy	Vice President and Secretary
Robert Luse	Vice President
Scott S. Grace	Vice President and Treasurer
Stuart J. Cohen	Vice President and Assistant Secretary
Sherri A. Hlavacek	Vice President and Controller
Mary E. Keefe	Vice President and Chief Compliance Officer
Larry W. Martin	Vice President and Assistant Secretary
Kevin J. McCarthy	Vice President and Assistant Secretary
Sandra P. Tichenor	Vice President and Assistant Secretary
Gifford R. Zimmerman	Vice President and Assistant Secretary

OFFICERS OF THE FUNDS

The following table provides the current officers of each Fund, their age and their principal occupations during the past five years (their titles may have varied during that period). The address of each officer listed below is c/o IQ Investment Advisors, LLC, 4 World Financial Center, 6th Floor, New York, NY 10080. Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards. Each officer is an “interested person” of the Funds, as defined in the 1940 Act, by virtue of that individual’s position with IQ Advisors or its affiliates described in the table below.

Name	Position with the Funds	Principal Occupation(s) During Past 5 Years
Justin C. Ferri 35	President	Justin C. Ferri has been President of IQ Investment Advisors LLC (“IQ”), since 2009 and serves as President of each of IQ’s publicly traded closed-end mutual fund companies. Prior to this role, Mr. Ferri was a Vice President of IQ from 2005 to 2009. In addition, Mr. Ferri has been the President of Merrill Lynch Alternative Investments (“MLAI”) since August 2009 and a Manager of MLAI since June 2008. Mr. Ferri has been registered with the National Futures Association as a principal of MLAI since July 2008. He also serves as Managing Director within the Merrill Lynch Pierce Fenner & Smith Incorporated Global Investment Solutions Group (“MLPF&S” & “GIS” respectively), responsible for heading Alternative Investments. Prior to his role in GIS, Mr. Ferri was a Director in the MLPF&S Global Private Client Market Investments & Origination (“MI&O”) Group, from 2005 to 2007, and before that, he served as a Vice President and Head of the MLPF&S Global Private Client Rampart Equity Derivatives team, from 2004 to 2005. He holds a B.A. degree from Loyola College in Maryland.

Name	Position with the Funds	Principal Occupation(s) During Past 5 Years
James E. Hillman 53	Vice President and Treasurer	James E. Hillman has been the Treasurer of IQ since March 2007, where he is also a Vice President. He also serves as the Vice President and Treasurer of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as a Director within MLPF&S & GIS. In addition, Mr. Hillman has served as the Treasurer of Managed Account Advisors LLC since 2006 and as a Vice President of MLAI since 2008. Prior to his role in GIS, Mr. Hillman was a Director in the MLPF&S MI&O Group from September 2006 to 2007. Prior to joining Merrill Lynch, Mr. Hillman served as a Director of Citigroup Alternative Investments Tax Advantaged Short Term Fund, as well as the Korea Equity Fund Inc., in 2006. Prior to that, he was an Independent Consultant from January to September 2006 and prior to that, he was a Managing Director at The Bank of New York, Inc., from 1999 to 2006. He holds a B.S. degree from Fordham University in New York.

Colleen R. Rusch 42	Vice President and Secretary	Colleen R. Rusch has been the Chief Administrative Officer and Vice President of IQ, since 2007, and serves as Vice President and Secretary of each of IQ’s publicly traded closed-end mutual fund companies. In addition, Mrs. Rusch is a Vice President of MLAI. She also serves as a Director within Merrill Lynch’s MLPF&S & GIS, responsible for overseeing the Alternative Investments product and trading platform. Prior to her role in GIS, Mrs. Rusch was a Director in the MLPF&S MI&O Group from 2005 to 2007. Prior to this, Mrs. Rusch was a Director of Merrill Lynch Investment Managers, L.P. from January 2005 to July 2005 and a Vice President from 1998 to 2004. Mrs. Rusch holds a B.S. degree in Business Administration from Saint Peter’s College in New Jersey.

Michelle H. Rhee 43	Chief Legal Officer	Michelle H. Rhee has been the Chief Legal Officer of IQ since June 2009. She also serves as the Chief Legal Officer of each of IQ’s publicly traded closed-end mutual fund companies. She has also served as the Associate General Counsel for the Bank of America Corporation since 2004. She holds a B.A. from Smith College and a J.D. from Boston University in Massachusetts.

Robert M. Zakem 52	Chief Compliance Officer and Anti-Money Laundering Officer	Robert M. Zakem has been the Chief Compliance Officer (“CCO”) of IQ since June 2009 and CCO of MLAI since April 2009. He also serves as the CCO of each of IQ’s publicly traded closed-end mutual fund companies. He is also a Managing Director within Compliance since March 2009. Prior to his role in Compliance, he was the Head of Products and Platform Supervision and Global Wealth Management - Business Risk Management from 2006 to 2009. Prior to joining Merrill Lynch, Mr. Zakem was an Executive Director at UBS Financial Services, Inc., where he was the Head of Funds Services-US Investment Solutions (2006), an Executive Director, Provider Management - Fund and Annuity Solutions from 2005 to 2006, and Senior Vice President and Chief Administrative Officer, Investment Product Solutions, from 2004 to 2005. He holds a B.S. from the University of Detroit in Michigan, and a J.D. from the University of Wisconsin Law School in Wisconsin.

Name	Position with the Funds	Principal Occupation(s) During Past 5 Years
Jeff E. McGoey 33	Vice President	Jeff E. McGoey serves as a Vice President of each of IQ’s publicly traded closed-end mutual fund companies. He also serves as Vice President within MLPF&S & GIS since 2008. Prior to his role in GIS, Mr. McGoey served as a Vice President in Merrill Lynch & Co.’s Corporate Audit Group responsible for coverage of the MLPF&S MI&O Group from 2004 to 2008. He holds a B.A. degree from Rutgers College in New Jersey.

Exhibit F

OTHER REGISTERED FUNDS ADVISED BY NUVEEN AND FEE SCHEDULES

The following Nuveen funds have similar investment objectives and policies to the Funds that are addressed by the Combined Proxy Statement; Management Fee Schedules are included. Information is provided as of May 27, 2010. A table of the complex-wide fee schedule is included at the end of this section. Full fund names are also included below.

Fund	Nuveen Funds with similar investment objective and policies
Global Income & Currency Fund	Nuveen Multi-Currency Short-Term Government Income Fund (JGT) & Nuveen Global Government Enhanced Income Fund (JGG)

NASDAQ Premium Income & Growth

Nuveen Equity Premium and Growth Fund (JPG),

Nuveen Equity Premium Income Fund (JPZ),

Nuveen Equity Premium Opportunity Fund (JSN),

Nuveen Equity Premium Advantage Fund (JLA),

Nuveen Core Equity Alpha Fund (JCE),

Nuveen Enhanced Core Equity Fund (NECE) &

Nuveen Enhanced Mid-Cap Fund (NEMC)

MLP & Strategies Equity Fund	None

Dow 30 Premium & Dividend Income Fund	JPG, JPZ, JSN, JLA & JCE

Dow 30 Enhanced Premium & Income	JPG, JPZ, JSN, JLA & JCE

Management Fee Schedules
Nuveen Fund	Fund Managed Assets as of 27-May-10 (unless otherwise indicated)	Percentage of Managed Assets	Fund-level Fee Rate
JCE	$204,381,033	First $500 million	0.7500%
		Next $500 million	0.7250%
		Next $500 million	0.7000%
		Next $500 million	0.6750%
		Assets of $2 billion or greater	0.6500%

JGT, JGG, JPZ, JSN & JLA	JGT - $669,010,760	First $500 million	0.7000%
	JGG - $158,893,991	Next $500 million	0.6750%
	JPZ - $488,061,147	Next $500 million	0.6500%
	JSN - $848,998,392	Next $500 million	0.6250%
	JLA - $338,196,692	Assets of $2 billion or greater	0.6000%

JPG	$219,303,676	First $500 million	0.6800%
		Next $500 million	0.6550%
		Next $500 million	0.6300%
		Next $500 million	0.6050%
		Assets of $2 billion or greater	0.5800%

NECE	$3,140,000*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Assets of $2 billion or greater	0.3000 0.2875 0.2750 0.2625 0.2500 0.2250	% % % % % %

Management Fee Schedules
Nuveen Fund	Fund Managed Assets as of 27-May-10	Percentage of Managed Assets	Fund-level Fee Rate

NEMC	$2,296,000*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Assets of $2 billion or greater	0.3500 0.3375 0.3250 0.3125 0.3000 0.2750	% % % % % %

*	As of June 30, 2010.

Pursuant to an investment management agreement between Nuveen and each Nuveen fund, the Nuveen fund has agreed to pay an annual management fee for the services and facilities provided by Nuveen, payable on a monthly basis, based on the sum of a fund-level fee, according to the schedules above and a complex-level fee, as described below. The complex-level fee is a maximum of 0.2000% of the fund’s daily managed assets based on the daily managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States (collectively, the “Nuveen funds”) (“managed assets” is defined in each Nuveen fund’s investment management agreement with Nuveen, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings), with lower fee levels for complex-level assets that exceed $55 billion.

COMPLEX-WIDE FEES

Complex-Level Asset Breakpoint Level	Effective Complex-Level Fee Rate
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

For the first eight years of JPZ operations, Nuveen has agreed to reimburse the fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending October 31		Year Ending October 31
2004*	.30%	2009	.30%
2005	.30	2010	.22
2006	.30	2011	.14
2007	.30	2012	.07
2008	.30

*	From the commencement of operations.

Nuveen has not agreed to reimburse JPZ for any portion of its fees and expenses beyond October 31, 2012.

For the first eight years of JSN operations, Nuveen has agreed to reimburse the fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31		Year Ending October 31
2005*	.30%	2010	.30%
2006	.30	2011	.22
2007	.30	2012	.14
2008	.30	2013	.07
2009	.30

*	From the commencement of operations.

Nuveen has not agreed to reimburse JSN for any portion of its fees and expenses beyond January 31, 2013.

For the first six years of JLA operations, Nuveen has agreed to reimburse the fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending October 31		Year Ending October 31
2005*	.20%	2009	.20%
2006	.20	2010	.20
2007	.20	2011	.10
2008	.20

*	From the commencement of operations.

Nuveen has not agreed to reimburse JLA for any portion of its fees and expenses beyond May 31, 2011.

Nuveen has agreed to waive fees and reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) for NECE do not exceed 0.50% through October 31, 2010, and 1.00% thereafter, of the average daily net assets of any class of fund shares. The expense limitation expiring October 31, 2010, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund. Nuveen has also agreed to waive fees and reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) for NEMC do not exceed 0.55% through October 31, 2010, and 1.05% thereafter, of the average daily net assets of any class of fund shares. The expense limitation expiring October 31, 2010, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Exhibit G

OTHER REGISTERED FUNDS ADVISED BY SUBADVISERS AND FEE SCHEDULES

The following table lists certain information regarding funds for which Fiduciary Asset Management, LLC provides investment advisory services, other than the Funds that are addressed by this Combined Proxy Statement, with similar investment objectives as the Funds being address by this Combined Proxy Statement.

Fund	Adviser/ Subadviser	Net Assets ($) as of May 31, 2010	Advisory/Subadvisory Fee (as a percentage of average daily net assets) (%)
Fiduciary/Claymore MLP Opportunity Fund	Claymore Advisors, LLC/FAMCO	326,423,690	0.50

The following table lists certain information regarding funds for which Nuveen HydePark Group, LLC provides investment advisory services, other than the Funds that are addressed by this Combined Proxy Statement, with similar investment objectives as the Funds being address by this Combined Proxy Statement.

Fund	Subadviser	Net Assets ($) as of June 30, 2010	Subadvisory Fee (as a percentage of management fees) (%)
Nuveen Enhanced Core Equity Fund	HydePark	3,140,000	50
Nuveen Enhanced Mid-Cap Fund	HydePark	2,296,000	50

G-1

Exhibit H.1

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of this      day of         , 2010, by and between             , a Maryland corporation (the “Fund”), and Nuveen Asset Management, a Delaware corporation (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.    The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Directors of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of l940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.    For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of the Fund-Level Fee and the Complex-Level Fee.

A.    The Fund-Level Fee shall be computed by applying the following annual rate to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets*	Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
Over $2 billion	0.6000%

*

“Managed assets” for this purpose means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles).

B.    The Complex-Level Fee shall be calculated by reference to the “managed assets” of the Eligible Funds, as defined below (“managed assets” is defined in each Eligible Fund’s management agreement to

H.1-1

generally include assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes) for the purposes of effective leverage) (“Complex-Level Assets”), pursuant to the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.    “Eligible Funds,” for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.

D.    For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.    The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as directors, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.    Subject to applicable statutes and regulations, it is understood that officers, directors, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as directors, officers or agents.

5.    The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

H.1-2

6.    The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.    This Agreement shall continue in effect until August 1, 2012, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.    This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

H.1-3

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

[FUND NAME]

by:
Vice President

Attest:
Assistant Secretary

                                   NUVEEN ASSET MANAGEMENT

by:
Vice President

Attest:
Assistant Secretary

H.1-4

Exhibit H.2

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of this      day of         , 2010, by and between MLP & Strategic Equity Fund Inc., a Maryland corporation (the “Fund”), and Nuveen Asset Management, a Delaware corporation (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.    The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Directors of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of l940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.    For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of the Fund-Level Fee and the Complex-Level Fee, which fee shall be reduced by the amount of any fee(s) paid to any sub-adviser(s) of the Fund.

A.    The Fund-Level Fee shall be computed by applying the following annual rate to the average total daily managed assets of the Fund:

Average Total Daily Managed Assets*	Rate
For the first $500 million	0.9200%
For the next $500 million	0.8950%
For the next $500 million	0.8700%
For the next $500 million	0.8450%
Over $2 billion	0.8200%

*

“Managed assets” for this purpose means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles).

B.    The Complex-Level Fee shall be calculated by reference to the “managed assets” of the Eligible Funds, as defined below (“managed assets” is defined in each Eligible Fund’s management agreement to generally

H.2-1

include assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes) for the purposes of effective leverage) (“Complex-Level Assets”), pursuant to the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000
56,000	0.1996
57,000	0.1989
60,000	0.1961
63,000	0.1931
66,000	0.1900
71,000	0.1851
76,000	0.1806
80,000	0.1773
91,000	0.1691
125,000	0.1599
200,000	0.1505
250,000	0.1469
300,000	0.1445

C.    “Eligible Funds,” for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.

D.    For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.    The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as directors, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.    Subject to applicable statutes and regulations, it is understood that officers, directors, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as directors, officers or agents.

5.    The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

H.2-2

6.    The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.    This Agreement shall continue in effect until August 1, 2012, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.    This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

H.2-3

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

MLP & STRATEGIC EQUITY FUND INC.

by:
Vice President

Attest:
Assistant Secretary

NUVEEN ASSET MANAGEMENT

by:
Vice President
Attest:
Assistant Secretary

H.2-4

Exhibit I.1

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this          day of                     , 2010, by and between Nuveen Asset Management, a Delaware corporation and a federally registered investment adviser (the “Adviser”), and Nuveen HydePark Group, LLC, a Delaware limited liability company and a federally registered investment adviser (the “Sub-Adviser”).

WHEREAS, the Adviser serves as the investment adviser for the                      (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an Investment Management Agreement between the Adviser and the Fund (as such agreement may be modified from time to time, the “Management Agreement”); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Services to be Performed. Subject always to the supervision of the Adviser and the Fund’s Board of Directors, the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and consistent with the investment objectives, policies and restrictions of the Fund, as such objectives, policies and restrictions may subsequently be changed by the Fund’s Board of Directors and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. The Adviser will provide the Sub-Adviser with current copies of the Fund’s Articles of Incorporation and By-laws and any amendments thereto, and any written objectives, policies, procedures or limitations as they may be relevant to the Sub-Adviser’s performance under this Agreement. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. The Sub-Adviser will report to the Fund’s Board of Directors and to the Adviser with respect to the implementation of such program.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities in which assets of the Fund allocated by the Adviser to the Sub-Adviser are invested, consistent with the Sub-Adviser’s proxy voting guidelines, as in effect from time to time, and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction

I.1-1

and research and other services, if any, that may be provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and directors of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund’s portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser or the Sub-Adviser, except as may be permitted under the 1940 Act.

The Sub-Adviser further agrees that it:

a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will report regularly to the Adviser and to the Board of Directors of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Directors on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser and the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by the Adviser;

d)	will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to Sub-Adviser as reasonably requested by Manager and will furnish Manager and the Fund’s Board of Directors such periodic and special reports as Manager or the Board may reasonably request;

e)	will monitor the pricing of portfolio securities and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Sub-Adviser’s portion of the portfolio; and in addition, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and

f)	will not consult with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

I.1-2

3.	Representations of the Adviser. The Adviser hereby represents that it:

a)	is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services for the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements and any applicable requirements of any regulatory or industry self-regulatory agency which are necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

4.	Representations of the Sub-Adviser. The Sub-Adviser hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services for the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements and any applicable requirements of any regulatory or industry self-regulatory agency which are necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.	Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

6.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a per annum portfolio management fee of 0.39% of the Sub-Adviser’s allocation of the Fund’s managed assets. “Managed assets” for this purposes means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage).

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual fee rate, and multiplying this product by the managed assets of the Fund allocated by the Adviser to the Sub-Adviser, determined in the manner established by the Fund’s Board of Directors, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

7.

Services to Others.   The Adviser understands, and has advised the Fund’s Board of Directors, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to other investment portfolios, including investment companies, provided that whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and

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appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each. The Adviser recognizes, and has advised the Fund’s Board of Directors, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, the Adviser understands, and has advised the Fund’s Board of Directors, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts. The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1 of the 1940 Act, and shall not be subject to any other code of ethics, including the Adviser’s code of ethics, unless specifically adopted by the Sub-Adviser.

8.	Limitation of Liability. The Sub-Adviser shall not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

9.	Term; Termination; Amendment. This Agreement shall remain in full force until August 1, 2012, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Adviser on no less than sixty (60) days’ written notice to the Sub-Adviser. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Adviser. This Agreement may also be terminated by the Fund by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Adviser or the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 6 earned prior to the effective date of such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Adviser and the Fund is terminated, assigned or not renewed.

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10.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Adviser:	If to the Sub-Adviser:

Nuveen Asset Management	Nuveen HydePark Group, LLC
333 West Wacker Drive	333 West Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606
Attention: General Counsel	Attention: President

or such address as each such party may designate for the receipt of such notice.

11.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

12.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

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IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN ASSET MANAGEMENT	NUVEEN HYDEPARK GROUP, LLC

By:	By:
Name:	Name:
Title: Managing Director	Title:

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Exhibit I.2

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this              day of                     , 2010, by and between MLP & Strategic Equity Fund Inc., a Maryland corporation ( the “Fund”), and Fiduciary Asset Management, LLC, a Missouri limited liability company and a federally registered investment adviser (“FAMCO” or the “Sub-Adviser”).

WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Fund desires to retain the Sub-Adviser to furnish investment advisory services to the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment. The Fund hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.	Services to be Performed. Subject always to the supervision of the Fund’s Board of Directors and Nuveen Asset Management, the Fund’s investment adviser (the “Adviser”), the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and consistent with the investment objectives, policies and restrictions of the Fund, as such objectives, policies and restrictions may subsequently be changed by the Fund’s Board of Directors and publicly described and as the Sub-Adviser is notified of such changes. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund’s investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the investment objectives, policies and restrictions of the Fund, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions. The Adviser will provide the Sub-Adviser with current copies of the Fund’s Articles of Incorporation and By-laws and any amendments thereto, and any written objectives, policies, procedures or limitations as they may be relevant to the Sub-Adviser’s performance under this Agreement. The Sub-Adviser and the Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. The Sub-Adviser will report to the Fund’s Board of Directors and to the Adviser with respect to the implementation of such program.

The Sub-Adviser will vote proxies solicited by or with respect to the issuers of securities in which assets of the Fund allocated by the Adviser to the Sub-Adviser are invested, consistent with the Sub-Adviser’s proxy voting guidelines, as in effect from time to time, and the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund’s shares were voted, including the name of the corresponding issuers.

The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research and other services, if any, that may be provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the

I.2-1

Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and directors of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund’s portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser or any affiliated person of the Fund, the Adviser or the Sub-Adviser, except as may be permitted under the 1940 Act.

The Sub-Adviser further agrees that it:

a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

c)	will report regularly to the Adviser and to the Board of Directors of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Directors on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund’s portfolio allocated to the Sub-Adviser and the performance of the Fund’s investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by the Adviser;

d)	will prepare such books and records with respect to the Fund’s securities transactions for the portion of the Fund’s investment portfolio allocated to the Sub-Adviser as reasonably requested by the Adviser and will furnish the Adviser and Fund’s Board of Directors such periodic and special reports as the Adviser and the Board of Directors may reasonably request;

e)	will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Sub-Adviser’s portion of the portfolio; and in addition, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and

f)	will not consult with any other sub-adviser of the Fund or any other sub-adviser to a fund under common control with the Fund concerning transactions of the Fund in securities or other assets.

3.	Representations of the Sub-Adviser. The Sub-Adviser hereby represents that it:

a)	is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

I.2-2

b)	is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services for the Fund;

c)	has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements and any applicable requirements of any regulatory or industry self-regulatory agency which are necessary to be met in order to perform investment advisory services for the Fund; and

d)	will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

4.	Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Fund.

5.	Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a per annum portfolio management fee of 0.50% of the Sub-Adviser’s allocation of the Fund’s managed assets. “Managed assets” for this purpose means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage).

The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual fee rate, and multiplying this product by the managed assets of the Fund allocated by the Adviser to the Sub-Adviser, determined in the manner established by the Fund’s Board of Directors, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

6.	Services to Others. The Fund understands, and the Fund’s Board of Directors has been advised, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to other investment portfolios, including investment companies, provided that whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each. The Fund recognizes, and the Fund’s Board of Directors has been advised, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, the Fund understands, and the Fund’s Board of Directors has been advised, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts. The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1 of the 1940 Act, and shall not be subject to any other code of ethics, including the Adviser’s code of ethics, unless specifically adopted by the Sub-Adviser.

7.

Limitation of Liability.  The Sub-Adviser shall not be liable for, and the Fund will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser’s duties under this Agreement, except for a

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loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

8.	Term; Termination; Amendment. This Agreement shall remain in full force until August 1, 2012, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Sub-Adviser on no less than sixty (60) days’ written notice to the Fund. This Agreement may also be terminated with respect to the Fund by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund on no less than sixty (60) days’ written notice to the Sub-Adviser by the Fund.

This Agreement may be terminated with respect to the Fund at any time without payment of any penalty by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the representations of the Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to the effective date of such termination.

9.	FAMCO Name. The Fund shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Fund shall not use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

10.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

If to the Fund:	If to the Sub-Adviser:

c/o Nuveen Asset Management	Fiduciary Asset Management, LLC
333 West Wacker Drive	8235 Forsyth Boulevard Suite 700
Chicago, Illinois 60606	St. Louis, MO 63105
Attention: General Counsel	Attention: James Cunnane
With a copy to Laura Moret
(fax: 612-303-6461)

or such address as each such party may designate for the receipt of such notice.

11.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

12.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

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IN WITNESS WHEREOF, the Fund and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

MLP & STRATEGIC EQUITY FUND INC.	FIDUCIARY ASSET MANAGEMENT, LLC

By:	By:
Name:	Name:
Title:	Title:

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Exhibit J

Compensation of Director Nominees

The Director Nominees did not receive any compensation paid by the Funds during each Fund’s most recent fiscal year end.

Set forth in the table below is information regarding the aggregate compensation paid by funds in the Nuveen fund complex to the Director Nominees for the calendar year ended December 31, 2009.

Director Nominees	Aggregate Compensation Paid ($)
John P. Amboian	0
Robert P. Bremner	265,996
Jack B. Evans	239,830
William C. Hunter	194,333
David J. Kundert	252,913
William J. Schneider	258,133
Judith M. Stockdale	219,480
Carole E. Stone	186,750
Terence J. Toth	247,289

Compensation of Current Directors

Set forth in the table below is information regarding compensation paid by each Fund to the current directors during each Fund’s most recent fiscal year end.

	Compensation from Fund ($)*
	Paul Glasserman†	Steven W. Kohlhagen	William J. Rainer	Laura S. Unger
Dow 30	15,000	15,000	15,000	15,000
Global Income	15,000	15,000	15,000	15,000
NASDAQ Premium	15,000	15,000	15,000	15,000
Dow 30 Enhanced	15,000	15,000	15,000	15,000
MLP Fund	16,250	16,250	16,250	16,250

*	No pension or retirement benefits are accrued as part of Fund expenses.
†	Chairman of the Board of Directors. Voluntarily waived the Annual Chairman Fee in 2009.

Set forth in the table below is information regarding the aggregate compensation paid by all IQ affiliate-advised funds, including the Funds, to the current directors for the calendar year ended December 31, 2009.

Directors	Aggregate Compensation Paid ($)
Paul Glasserman	142,500
Steven W. Kohlhagen	142,500
William J. Rainer	142,500
Laura S. Unger	142,500

J-1

Exhibit K

Ownership of Shares

None of the Director Nominees own any shares of any of the Funds. The following table lists the dollar range of equity securities beneficially owned by each Director Nominee in all Nuveen funds overseen by the Director Nominee as of December 31, 2009.

Director Nominees	Aggregate Range of Equity Securities in All Nuveen Funds Overseen by the Director Nominees
John P. Amboian	Over $100,000
Robert P. Bremner	Over $100,000
Jack B. Evans	Over $100,000
William C. Hunter	Over $100,000
David J. Kundert	Over $100,000
William J. Schneider	Over $100,000
Judith M. Stockdale	Over $100,000
Carole E. Stone	Over $100,000
Terence J. Toth	Over $100,000

K-1

Exhibit L

Board and Committee Meetings

Set forth in the table below is information regarding Board, Audit Committee and Nominating and Corporate Governance Committee meetings held, current annual and per meeting fees paid to each current director and the aggregate fees and expenses paid by each Fund to the current directors during each Fund’s most recent fiscal year end.

	Board and Committee Meetings
	No. of Meetings Held*						Aggregate Fees and Expenses ($)
Fund	Board	Audit	Nominating and Corporate Governance	Annual Fee ($)	Annual Chairman Fee ($) †	Per Meeting Fee ($)
Dow 30	7	5	2	10,000	N/A	1,250	61,827
Global Income	7	5	2	10,000	N/A	1,250	61,827
NASDAQ Premium	7	5	2	10,000	N/A	1,250	61,827
Dow 30 Enhanced	7	5	2	10,000	N/A	1,250	61,827
MLP Fund	8	7	2	10,000	N/A	1,250	61,357

*	Includes telephonic meetings. Board and Committee members were not compensated separately for telephonic meetings.
†	The Chairman of the Board of Directors voluntarily waived the Annual Chairman Fee.

L-1

Exhibit M

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of July 19, 2010, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of any of the Funds indicated:

Fund	Stockholder	Address	Percentage
Global Income	Wells Fargo & Company	420 Montgomery Street San Francisco, CA 94163	7.54%

M-1

Exhibit N

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

FOR EXCHANGE LISTED FUNDS

The Board of Directors of the investment companies listed on Appendix A hereto (each, a “Fund”) has adopted the following Audit Committee Charter.

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”);

(b) each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof);

(c) each of whom shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee;

(d) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR, and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II. Purposes of the Audit Committee

In general, the Audit Committee, in its capacity as a committee of the Board of Directors, shall be responsible for:

(a) overseeing the performance of the Fund’s internal audit function, including the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting;

(b) overseeing the integrity of the Fund’s financial statements and the independent audit thereof;

(c) overseeing, or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements, including requirements relating to the Fund’s accounting and financial reporting, internal control over financial reporting, and independent audits;

(d) the appointment, compensation, performance, retention, and oversight of the Fund’s independent accountants, including the qualifications and independence of such accountants and the resolution of disagreements regarding financial reporting between Fund management and such independent accountants; and

(e) as necessary, preparing, or overseeing the preparation of, any audit committee report required by the Securities and Exchange Commission to be included in the Fund’s annual report or proxy statement.

The Audit Committee shall report regularly to the Board of Directors with respect to the matters described in this Audit Committee Charter and shall make such recommendations to the Board of Directors relating thereto as the Audit Committee deems necessary or appropriate. The Fund’s independent accountants shall report directly to the Audit Committee.

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request copies of: (i) such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b) to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c) to approve, prior to appointment, the engagement of the Fund’s independent accountants to provide other audit services to the Fund or non-audit services to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d) to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e) to consider whether: (i) the provision of each non-audit service to the Fund by the Fund’s independent accountants is compatible with maintaining the independence of such independent accountants and (ii) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f) to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(g) to receive and consider specific representations from the Fund’s independent accountants with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the Securities Exchange Act of 1934 (the “1934 Act”);

(h) to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(i) to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the

Fund’s independent accountants, including reviewing any specific disclosures by Fund management regarding the Fund’s financial condition or results of its operations;

(j) to review and approve the fees proposed to be charged to the Fund by the Fund’s independent accountants for each audit and non-audit service;

(k) to discuss with the Fund’s independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(l) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required under rules promulgated by the Securities and Exchange Commission to be included in any proxy statement used by the Fund;

(m) to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(n) to establish and administer policies and procedures relating to: (i) the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(o) to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(p) to consider information and comments from the Fund’s independent accountants with respect to, and meet with such independent accountants to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by such independent accountants, and to review the independent accountants’ opinion on the Fund’s financial statements;

(q) at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(r) to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(s) to receive reports from the Fund’s principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and the identification for the Fund’s independent accountants of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(t) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(u) to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(v) to address reports received from the Fund’s independent accountants relating to the possible violation of federal or state law and to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

(w) to discuss, in general, with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management and any press releases concerning the Fund’s financial information, including information provided to analysts and rating agencies;

(x) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(y) to review and reassess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors and to evaluate the performance of the Audit Committee on an annual basis; and

(z) to perform such other functions and to have such other powers consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Audit Committee Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more Officers of the Fund whom the Directors reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Directors are not members.

IV. Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and Fund management (outside the presence of the Fund’s internal and independent accountants) and meet at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

Adopted as of March 6, 2007.

APPENDIX A

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

Exhibit O

CHARTER OF THE NOMINATING AND

CORPORATE GOVERNANCE COMMITTEE

Organization

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Appendix A attached hereto shall be composed solely of “Independent Directors” who (i) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), (ii) are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable), and (iii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors of the Fund (the “Board”). The Board shall annually appoint the members of the Committee which shall be composed entirely of Independent Directors (but may or may not be all of the Independent Directors) and may remove members at any time, with or without cause. The Board shall also designate the Chairman of the Committee. The Committee shall have authority to retain, at the Fund’s expense, outside counsel and other advisors the Committee, in its sole discretion, deems appropriate to be used to identify director candidates or for any other purpose relating to the Committee’s functions and shall have the sole authority to approve the compensation and other terms of such party’s retention. The Committee shall have the authority to create subcommittees with such powers of the Committee as the Committee shall from time to time confer.

Purpose

The purpose of the Committee is to identify and select director nominees qualified to serve as Independent Directors of the Fund (consistent with criteria approved by the Board) and recommend its nominees for consideration by the full Board, develop and recommend to the Board a set of corporate governance principles applicable to the Fund, oversee the evaluation of the Board and management, and undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Committee.

Responsibilities

The following are the general responsibilities of the Committee and are set forth only for its guidance.

Identification and Evaluation of Potential Nominees

The Committee shall establish criteria for identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, which criteria shall include, at a minimum, (i) to the extent required, compliance with the independence and other applicable requirements of the applicable Exchange listing standards, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Charter and (ii) other factors that the Committee may deem relevant to the position, which may include but shall not be limited to:

•

the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any subadviser to the Fund, Fund service providers or their affiliates;

•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send a nomination submission to the Secretary of the Fund which includes all information relating to the recommended nominee that is required to be disclosed in solicitation or proxy statements for the election of Directors and set forth the qualifications of the proposed nominee (including those qualifications relevant to the factors listed above). Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by stockholders. The Secretary of the Fund will forward all nominations received to the Committee.

Corporate Governance and Other Responsibilities

The Committee is responsible for annually evaluating the qualifications of current members of the Board (both “interested” Directors and Independent Directors) who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Fund and the tenure of its members, and of the Board’s anticipated needs.

Upon a significant change in a Director’s personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a Director’s service to the Board, the Committee shall review and assess, as appropriate, the reelection of such Director or such Director’s continuing to serve as a Director.

The Committee shall annually review and reassess the adequacy of this Charter and submit any proposed modifications to the Board for approval.

The Committee shall also conduct, for the Board’s review, an annual evaluation of the performance of the Board and each committee to determine whether each of them is functioning effectively, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves.

In addition to the above, the Committee shall also periodically report to the Board of Directors its conclusions with respect to any other matters that the Committee has considered.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination Of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration. Each Director shall be elected as set forth in the Fund’s Bylaws.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted as of March 6, 2007.

Appendix A

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

Code # IQ Proxy-0810

COMMON STOCK

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

4 World Financial Center, 6th Floor

New York, NY 10080

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Jeff McGoey and Mr. James Hillman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of Dow 30SM Premium & Dividend Income Fund Inc., a Maryland corporation (the “Fund”), to be held on September 8, 2010 at 9:00 am (Eastern time) or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed below all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying combined proxy statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is properly executed and no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1 and Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders named above on any other matter that may properly be brought before the Meeting.

The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

	FOR	AGAINST	ABSTAIN
1. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND NUVEEN ASSET MANAGEMENT.	☐	☐	☐

2. TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN NUVEEN ASSET MANAGEMENT AND THE FUND’S CURRENT SUBADVISER.	☐	☐	☐

Please sign exactly as name appears hereon and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign the entity’s name by an authorized person and give the full title under the signature(s).

Dated: , 2010

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

GLOBAL INCOME & CURRENCY FUND INC.

4 World Financial Center, 6th Floor

New York, NY 10080

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Jeff McGoey and Mr. James Hillman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of Global Income & Currency Fund Inc., a Maryland corporation (the “Fund”), to be held on September 8, 2010 at 9:00 am (Eastern time) or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed below all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying combined proxy statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is properly executed and no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders named above on any other matter that may properly be brought before the Meeting.

The Board of Directors recommends a vote “FOR” Proposal 1.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

	FOR	AGAINST	ABSTAIN
1. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND NUVEEN ASSET MANAGEMENT.	☐	☐	☐

Please sign exactly as name appears hereon and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign the entity’s name by an authorized person and give the full title under the signature(s).

Dated: , 2010

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

4 World Financial Center, 6th Floor

New York, NY 10080

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Jeff McGoey and Mr. James Hillman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of NASDAQ Premium Income& Growth Fund Inc., a Maryland corporation (the “Fund”), to be held on September 8, 2010 at 9:00 am (Eastern time) or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed below all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying combined proxy statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is properly executed and no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1 and Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders named above on any other matter that may properly be brought before the Meeting.

The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

	FOR	AGAINST	ABSTAIN
1. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND NUVEEN ASSET MANAGEMENT.	☐	☐	☐

2. TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN NUVEEN ASSET MANAGEMENT AND THE FUND’S CURRENT SUBADVISER.	☐	☐	☐

Please sign exactly as name appears hereon and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign the entity’s name by an authorized person and give the full title under the signature(s).

Dated: , 2010

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

4 World Financial Center, 6th Floor

New York, NY 10080

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Jeff McGoey and Mr. James Hillman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of Dow 30SM Enhanced Premium & Dividend Income Fund Inc., a Maryland corporation (the “Fund”), to be held on September 8, 2010 at 9:00 am (Eastern time) or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed below all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying combined proxy statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is properly executed and no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1 and Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders named above on any other matter that may properly be brought before the Meeting.

The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

	FOR	AGAINST	ABSTAIN
1. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND NUVEEN ASSET MANAGEMENT.	☐	☐	☐

2. TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN NUVEEN ASSET MANAGEMENT AND THE FUND’S CURRENT SUBADVISER.	☐	☐	☐

Please sign exactly as name appears hereon and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign the entity’s name by an authorized person and give the full title under the signature(s).

Dated: , 2010

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MLP & STRATEGIC EQUITY FUND INC.

4 World Financial Center, 6th Floor

New York, NY 10080

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Jeff McGoey and Mr. James Hillman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of MLP & Strategic Equity Fund Inc., a Maryland corporation (the “Fund”), to be held on September 8, 2010 at 9:00 am (Eastern time) or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed below all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying combined proxy statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is properly executed and no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposal 1 and Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders named above on any other matter that may properly be brought before the Meeting.

The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

	FOR	AGAINST	ABSTAIN
1. TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND NUVEEN ASSET MANAGEMENT.	☐	☐	☐

2. TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN THE FUND AND THE FUND’S CURRENT SUBADVISER.	☐	☐	☐

Please sign exactly as name appears hereon and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign the entity’s name by an authorized person and give the full title under the signature(s).

Dated: , 2010

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

4 World Financial Center, 6th Floor

New York, NY 10080

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Jeff McGoey and Mr. James Hillman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of Dow 30SM Premium & Dividend Income Fund Inc., a Maryland corporation (the “Fund”), to be held on September 8, 2010 at 9:30 (Eastern time) or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed below all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying combined proxy statement (the “Proxy Statement”), the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is properly executed and no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the election of each of the nominees listed below. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders named above on any other matter that may properly be brought before the Meeting.

The Board of Directors recommends a vote “FOR” the election of each of the nominees listed below.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1. ELECTION OF NINE DIRECTORS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.	FOR ALL NOMINEES ☐	WITHHOLD ALL NOMINEES ☐	FOR ALL EXCEPT ☐ To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and John P. Amboian

Please sign exactly as name appears hereon and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign the entity’s name by an authorized person and give the full title under the signature(s).

Dated: , 2010

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

GLOBAL INCOME & CURRENCY FUND INC.

4 World Financial Center, 6th Floor

New York, NY 10080

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Jeff McGoey and Mr. James Hillman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of Global Income & Currency Fund Inc., a Maryland corporation (the “Fund”), to be held on September 8, 2010 at 9:30 (Eastern time) or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed below all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying combined proxy statement (the “Proxy Statement”), the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is properly executed and no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the election of each of the nominees listed below. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders named above on any other matter that may properly be brought before the Meeting.

The Board of Directors recommends a vote “FOR” the election of each of the nominees listed below.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1. ELECTION OF NINE DIRECTORS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.	FOR ALL NOMINEES ☐	WITHHOLD ALL NOMINEES ☐	FOR ALL EXCEPT ☐ To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and John P. Amboian

Please sign exactly as name appears hereon and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign the entity’s name by an authorized person and give the full title under the signature(s).

Dated: , 2010

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

4 World Financial Center, 6th Floor

New York, NY 10080

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Jeff McGoey and Mr. James Hillman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of NASDAQ Premium Income & Growth Fund Inc., a Maryland corporation (the “Fund”), to be held on September 8, 2010 at 9:30 (Eastern time) or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed below all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying combined proxy statement (the “Proxy Statement”), the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is properly executed and no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the election of each of the nominees listed below. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders named above on any other matter that may properly be brought before the Meeting.

The Board of Directors recommends a vote “FOR” the election of each of the nominees listed below.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1. ELECTION OF NINE DIRECTORS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.	FOR ALL NOMINEES ☐	WITHHOLD ALL NOMINEES ☐	FOR ALL EXCEPT ☐ To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and John P. Amboian

Please sign exactly as name appears hereon and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign the entity’s name by an authorized person and give the full title under the signature(s).

Dated: , 2010

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

4 World Financial Center, 6th Floor

New York, NY 10080

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Jeff McGoey and Mr. James Hillman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of Dow 30SM Enhanced Premium & Dividend Income Fund Inc., a Maryland corporation (the “Fund”), to be held on September 8, 2010 at 9:30 (Eastern time) or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed below all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying combined proxy statement (the “Proxy Statement”), the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is properly executed and no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the election of each of the nominees listed below. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders named above on any other matter that may properly be brought before the Meeting.

The Board of Directors recommends a vote “FOR” the election of each of the nominees listed below.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1. ELECTION OF NINE DIRECTORS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.	FOR ALL NOMINEES ☐	WITHHOLD ALL NOMINEES ☐	FOR ALL EXCEPT ☐ To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and John P. Amboian

Please sign exactly as name appears hereon and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign the entity’s name by an authorized person and give the full title under the signature(s).

Dated: , 2010

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

COMMON STOCK

MLP & STRATEGIC EQUITY FUND INC.

4 World Financial Center, 6th Floor

New York, NY 10080

P R O X Y

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Mr. Jeff McGoey and Mr. James Hillman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of stockholders of MLP & Strategic Equity Fund Inc., a Maryland corporation (the “Fund”), to be held on September 8, 2010 at 9:30 (Eastern time) or any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned as directed below all of the votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the notice of the Meeting and the accompanying combined proxy statement (the “Proxy Statement”), the terms of which are incorporated by reference herein, and revokes any proxy previously given with respect to the Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is properly executed and no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the election of each of the nominees listed below. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders named above on any other matter that may properly be brought before the Meeting.

The Board of Directors recommends a vote “FOR” the election of each of the nominees listed below.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1. ELECTION OF NINE DIRECTORS, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.	FOR ALL NOMINEES ☐	WITHHOLD ALL NOMINEES ☐	FOR ALL EXCEPT ☐ To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and John P. Amboian

Please sign exactly as name appears hereon and date. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or other entity, please sign the entity’s name by an authorized person and give the full title under the signature(s).

Dated: , 2010

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope